UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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American Superconductor Corporation

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AMERICAN SUPERCONDUCTOR CORPORATION

Two Technology Drive

Westborough, Massachusetts 01581

Notice of Annual Meeting of Stockholders to

be Held on Friday, August 3, 2007

The Annual Meeting of Stockholders of American Superconductor Corporation will be held at the American Superconductor offices located at Jackson Technology Park, 64 Jackson Road, Devens, MA 01434, on Friday, August 3, 2007 at 8:00 a.m., local time, to consider and act upon the following matters:

1.	To elect seven directors for the ensuing year.

2.	To approve the 2007 Stock Incentive Plan and to reserve 3,000,000 shares of our common stock for issuance pursuant to the 2007 Stock Incentive Plan.

3.	To approve the 2007 Director Stock Plan and to reserve 300,000 shares of our common stock for issuance pursuant to the 2007 Director Stock Plan.

4.	To ratify the selection by the Audit Committee of the Board of Directors of PricewaterhouseCoopers LLP as American Superconductor’s independent registered public accounting firm for the current fiscal year.

5.	To transact such other business as may properly come before the meeting or any adjournment thereof.

Stockholders of record at the close of business on June 6, 2007 will be entitled to notice of and to vote at the annual meeting or any adjournment thereof. The stock transfer books of American Superconductor will remain open.

By Order of the Board of Directors,

Terry M. Winter, Secretary

Westborough, Massachusetts

July 2, 2007

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ENSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF THE PROXY IS MAILED IN THE UNITED STATES.

i

AMERICAN SUPERCONDUCTOR CORPORATION

Two Technology Drive

Westborough, Massachusetts 01581

Proxy Statement for the Annual Meeting of Stockholders

to be Held on Friday, August 3, 2007

GENERAL INFORMATION ABOUT ANNUAL MEETING

Distribution of Information and Solicitation of Proxies

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors, or Board, of American Superconductor Corporation for use at the Annual Meeting of Stockholders, or Annual Meeting, to be held on Friday, August 3, 2007 and at any adjournment of the Annual Meeting. All executed proxies will be voted in accordance with the stockholders’ instructions, and if no choice is specified, executed proxies will be voted in favor of the matters set forth in the accompanying Notice of Meeting. Any proxy may be revoked by a stockholder at any time before its exercise by delivery of written revocation or a subsequently dated proxy to the Corporate Secretary of American Superconductor or by voting in person at the Annual Meeting.

On June 6, 2007, the record date for the determination of stockholders entitled to vote at the Annual Meeting, there were outstanding and entitled to vote an aggregate of 35,669,928 shares of our common stock (constituting all of our voting stock). Holders of common stock are entitled to one vote per share.

Our Annual Report for the fiscal year ended March 31, 2007, or fiscal 2006, is being mailed to stockholders, along with these proxy materials, on or about July 5, 2007.

The text of our Annual Report on Form 10-K for the year ended March 31, 2007, as filed with the Securities and Exchange Commission, or SEC, is included without exhibits in our Annual Report. Exhibits will be provided, at no charge, upon written request addressed to American Superconductor Corporation, Two Technology Drive, Westborough, MA 01581, Attention: Investor Relations.

Votes Required

The holders of a majority of the shares of common stock outstanding and entitled to vote at the Annual Meeting shall constitute a quorum for the transaction of business at the Annual Meeting. Shares of common stock represented in person or by proxy (including shares which abstain or do not vote with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum is present at the Annual Meeting.

The affirmative vote of the holders of a plurality of the shares of common stock voting on the matter is required for the election of directors (Proposal 1). The affirmative vote of the holders of a majority of the shares of common stock voting on the matter is required for approval of the 2007 Stock Incentive Plan (Proposal 2) and for approval of the 2007 Director Stock Plan (Proposal 3) and the ratification of the selection by the Audit Committee of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the current fiscal year (Proposal 4).

Shares that abstain from voting as to a particular matter, and shares held in street name by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter, will not be counted as votes in favor of such matter, and will also not be counted as shares voting on such matter. Accordingly, abstentions and broker non-votes will have no effect on the outcome of voting with respect to:

•	the election of directors (Proposal 1), which requires the vote of the holders of a plurality of the common stock voting on the matter;

•	the approval of the 2007 Stock Incentive Plan (Proposal 2), which requires an affirmative vote of the holders of a majority of the common stock voting on the matter;

•	the approval of the 2007 Director Stock Plan (Proposal 3), which requires an affirmative vote of the holders of a majority of the common stock voting on the matter; or

•

the ratification of the selection by the Audit Committee of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the current fiscal year (Proposal 4), which requires an affirmative vote of the holders of a majority of the common stock voting on the matter.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of our common stock as of April 30, 2007, or such earlier date as indicated below, by:

•	each person, or group of affiliated persons, who is known by us to beneficially own more than 5% of the outstanding shares of our common stock;

•	each of our directors;

•

our principal executive officer, our principal financial officer, and our three other most highly compensated executive officers who were serving as executive officers on March 31, 2007, whom we refer to collectively as our “named executive officers”; and

•	all current directors and executive officers as a group.

Name of Beneficial Owner	Number of Shares Beneficially Owned (1)	Percentage of Common Stock Outstanding (2)
Five Percent Stockholders
BlackRock, Inc. and its affiliates (3) 40 East 52nd Street New York, NY 10022	4,589,174	13.0%

Kevin Douglas and related group (4) c/o 125 East Sir Francis Drake Blvd. Suite 400 Larkspur, CA 9493	3,142,800	8.9%

AMVESCAP PLC and its affiliates (5) 30 Finsbury Square London EC2A 1AG England	2,108,837	6.0%

Directors
Gregory J. Yurek (6)	1,929,787	5.2%
Vikram S. Budhraja (7)	36,000	*
Peter O. Crisp (8)	141,603	*
Richard Drouin (9)	94,000	*
John B. Vander Sande (10)	85,000	*
David R. Oliver, Jr. (11)	6,400	*
John W. Wood, Jr. (12)	—	*
Albert J. Baciocco, Jr. (13)	62,000	*
Andrew G.C. Sage, II (14)	156,000	*

Other Named Executive Officers
Thomas M. Rosa (15)	93,604	*
Terry M. Winter (16)	129,970	*
Alexis P. Malozemoff (17)	243,842	*
Charles W. Stankiewicz (18)	164,570	*

All directors and current executive officers as a group (14 persons) (19)	3,197,041	8.4%

*	Less than 1%.

(1)

The inclusion of any shares of common stock deemed beneficially owned does not constitute an admission of beneficial ownership of those shares. In accordance with the rules of the SEC, each stockholder is deemed to beneficially own any shares subject to stock options that are currently exercisable or exercisable within 60 days after April 30, 2007, and any reference below to shares subject to outstanding stock options held by the person in question refers only to such stock options.

(2)	To calculate the percentage of outstanding shares of common stock held by each stockholder, the number of shares deemed outstanding includes 35,308,955 shares outstanding as of April 30, 2007, plus any shares subject to outstanding stock options currently exercisable or exercisable within 60 days after April 30, 2007 held by the stockholder in question.

(3)	Information is derived from the Schedule 13G filed on February 13, 2007 by BlackRock, Inc. and its affiliates and is as of December 31, 2006.

(4)	Information is derived from responses to a questionnaire submitted to the Company by Kevin Douglas, Michelle Douglas, James E. Douglas, III, Douglas Family Trust, James Douglas and Jean Douglas Irrevocable Descendants’ Trust on May 23, 2007.

(5)	Information is derived from the Schedule 13G filed on February 14, 2007 by AMVESCAP PLC and its affiliates PowerShares Capital Management LLC and Stein Roe Investment Counsel, Inc. and is as of December 31, 2006. PowerShares Capital Management LLC reports sole voting power and sole dispositive power with respect to 2,107,337 shares. Stein Roe Investment Counsel, Inc. reports sole voting power and sole dispositive power with respect to 1,500 shares.

(6)	Includes 215,285 shares held jointly with Dr. Yurek’s wife (of which 86,000 shares are subject to certain restrictions on transfer and a repurchase right in favor of American Superconductor), 1,713,750 shares subject to outstanding stock options, and 752 shares held indirectly through American Superconductor’s 401(k) plan.

(7)	Includes 30,000 shares subject to outstanding stock options.

(8)	Includes 3,000 shares held by Mr. Crisp’s wife and 80,000 shares subject to outstanding stock options. Mr. Crisp disclaims beneficial ownership of the shares held by his wife.

(9)	Includes 80,000 shares subject to outstanding stock options.

(10)	Includes 80,000 shares subject to outstanding stock options.

(11)	Includes 0 shares subject to outstanding stock options.

(12)	Includes 0 shares subject to outstanding stock options.

(13)	Includes 50,000 shares subject to outstanding stock options.

(14)	Includes 80,000 shares subject to outstanding stock options.

(15)	Includes 61,000 shares subject to outstanding stock options, 21,000 shares subject to certain restrictions on transfer and a repurchase right in favor of American Superconductor and 2,604 shares held indirectly through American Superconductor’s 401(k) plan.

(16)	Includes 85,000 shares subject to outstanding stock options, 31,000 shares subject to certain restrictions on transfer and a repurchase right in favor of American Superconductor and 1,131 shares held indirectly through American Superconductor’s 401(k) plan.

(17)	Includes 146,000 shares subject to outstanding stock options, 32,500 shares subject to certain restrictions on transfer and a repurchase right in favor of American Superconductor and 3,342 shares held indirectly through American Superconductor’s 401(k) plan.

(18)	Includes 130,333 shares subject to outstanding stock options, 21,000 shares subject to certain restrictions on transfer and a repurchase right in favor of American Superconductor and 3,237 shares held indirectly through American Superconductor’s 401(k) plan.

(19)	Includes 2,566,083 shares subject to outstanding stock options, 209,500 shares subject to certain restrictions on transfer and a repurchase right in favor of American Superconductor and 12,186 shares held indirectly through American Superconductor’s 401(k) plan.

CORPORATE GOVERNANCE

Our Board has long believed that good corporate governance is important to ensure that American Superconductor is managed for the long-term benefit of our stockholders. This section describes key corporate governance guidelines and practices that we have adopted. Complete copies of our committee charters, corporate governance guidelines and code of conduct described below have been posted to our website at www.amsc.com. Alternatively, you can request a copy of any of these documents by writing to American Superconductor Corporation, Two Technology Drive, Westborough, MA 01581, Attention: Investor Relations.

Members of the Board

Set forth below, for each director, are his name and age, his positions (if any) with us, his principal occupation and business experience during the past five years, the names of other public companies of which he serves as a director and the year of the commencement of his term as a director of American Superconductor. Each of Messrs. Yurek, Budhraja, Crisp, Drouin, Oliver, Vander Sande and Wood is a nominee for election to the Board at the Annual Meeting. Messrs. Baciocco and Sage have decided to retire from the Board upon completion of their current term and are not nominees for election to the Board at the Annual Meeting.

Gregory J. Yurek, age 60, co-founded American Superconductor in 1987 and has been chief executive officer since December 1989, president since June 2005 and chairman of the Board since October 1991. Dr. Yurek also served as president from March 1989 to February 2004, as vice president and chief technical officer from August 1988 until March 1989 and as chief operating officer from March 1989 until December 1989. Prior to joining American Superconductor, Dr. Yurek was a professor of Materials Science and Engineering at MIT for 12 years. He is a director of Nanosys, Inc. Dr. Yurek has been a director of American Superconductor since 1987.

Albert J. Baciocco, Jr., age 76, has been president of The Baciocco Group, Inc., a technical and management consulting practice in strategic planning, technology investment and implementation, since 1987. Preceding this, he served in the U.S. Navy for 34 years, principally within the nuclear submarine force and directing the Department of the Navy research and technology development enterprise, achieving the rank of Vice Admiral. Admiral Baciocco serves on several boards and committees of government, industry and academe. During the past 18 years, he has served as a director of several public corporations and is currently a director of Clipper Windpower plc. He is also a director of several private companies. In addition, he is a trustee of the South Carolina Research Authority and a director of the Foundation for Research Development at the Medical University of South Carolina. Admiral Baciocco has been a director of American Superconductor since April 1997 and will not be standing for re-election at the annual meeting of shareholders on August 3, 2007.

Vikram S. Budhraja, age 59, has been president of Electric Power Group, LLC, a Pasadena, California-based consulting firm that provides management and strategic consulting services to the electric power industry, since January 2000. From 1977 to January 2000, Mr. Budhraja served in several key senior management positions at Edison International, the parent company of Southern California Edison, including: president of Edison Technology Solutions; senior vice president and head of the Power Grid Business Unit of Southern California Edison; and vice president of System Planning, Fuels and Operations of Southern California Edison. He chairs the Consortium for Electric Reliability Technology Solutions (CERTS) and worked with the U.S.-Canadian Power Systems Outage Task Force that was formed to investigate the root causes of the August 14, 2003 power blackout in the Northeast. Mr. Budhraja has previously served as a director of several organizations, including the California Independent System Operator Corporation and Soft Switching Technologies. Mr. Budhraja has been a director of American Superconductor since March 2004.

Peter O. Crisp, age 74, served as vice chairman of Rockefeller Financial Services, Inc. from December 1997 until September 2004 and is currently a consultant. From 1969 to 1997, he was a general partner of Venrock Associates, a venture capital firm based in New York. Mr. Crisp served as a director of United States Trust Corporation until August 2004. He is also a director of several private companies. Mr. Crisp has been a director of American Superconductor since 1987.

Richard Drouin, age 75, is a partner at McCarthy Tétrault , a Canadian law firm. Until December 2006, he was chairman of Abitibi Consolidated, the world’s largest newsprint manufacturer. Mr. Drouin was the chairman and chief executive officer of Hydro-Quebec, a public electric utility based in Canada, from April 1988 to September 1995. He is a director of Addenda Capital and Gesca, chair of the Board of l’Universite Laval and chairman of the Board of Trustees of the North American Electric Reliability Council. Mr. Drouin has been a director of American Superconductor since February 1996.

David R. Oliver, Jr., age 65, is chief operating officer of the defense division of European Aeronautic Defense and Space Company North America (EADS NA). Before joining EADS, Mr. Oliver was stationed in Baghdad as Director of Management and Budget for the Coalition Forces. Prior to that, he served as the United States’ Principal Deputy Under Secretary of Defense for Acquisition and Technology. Mr. Oliver also previously held management positions at both Westinghouse Electric and Northrop Grumman. In the Navy, he commanded both diesel and nuclear submarines and two submarine groups. His last Navy appointment was as Principal Deputy to the Assistant Secretary of the Navy for Research, Development and Acquisition. Rear Admiral (retired) Oliver’s military decorations include the Defense and Navy Distinguished Service Medals as well as six awards of the Legion of Merit. Mr. Oliver has been a director of American Superconductor since September 2006.

Andrew G.C. Sage, II, age 81, has been president of Sage Capital Corporation since 1974. Immediately prior to that time, he served as president of the investment banking firm of Lehman Brothers. Throughout his career, Mr. Sage has served in board and executive positions for numerous public companies. Mr. Sage has been a director of American Superconductor since April 1997. He will not be standing for re-election at the annual meeting of shareholders on August 3, 2007.

John B. Vander Sande, age 63, co-founded American Superconductor. He is the Cecil and Ida Green Distinguished Professor of Material Science, emeritus, at MIT specializing in the microstructure of materials and was associate dean and acting dean of engineering at MIT from 1992 to 1999. He was founding executive director of the Cambridge-MIT Institute from 1999 to January 2003. Dr. Vander Sande has been a director of American Superconductor since 1990.

John W. Wood, Jr., age 63, served as chief executive officer of Analogic Corporation, a leading designer and manufacturer of medical imaging and security systems, from 2003 through 2006. Prior to joining Analogic, he held senior executive positions over a 22-year career at Thermo Electron Corporation. Most recently, Mr. Wood served as president of Peek Ltd., a division of Thermo Electron Corporation, and as a senior vice president of the parent company. He previously served as president and chief executive officer of Thermedics, a subsidiary of Thermo Electron. Mr. Wood has been a director of American Superconductor since December 2006.

Corporate Governance Guidelines

Our Board has adopted corporate governance guidelines to assist in the exercise of its duties and responsibilities and to serve the best interests of American Superconductor and our stockholders. These guidelines, which provide a framework for the conduct of the Board’s business, provide that:

•	the principal responsibility of our directors is to oversee the management of our company;

•	a majority of the members of the Board shall be independent directors;

•	the independent directors meet regularly in executive session;

•	the Board, in conjunction with the Compensation Committee, shall be responsible for reviewing and approving a management succession plan, including succession planning for our chief executive officer;

•	directors have full and free access to management and, as necessary and appropriate, independent advisors;

•	new directors participate in an orientation program and all directors are expected to participate in continuing director education on an ongoing basis; and

•	at least annually, the Board and its committees will conduct a self-evaluation to determine whether they are functioning effectively.

Board Determination of Independence

Under applicable NASDAQ rules, a director will only qualify as an “independent director” if, in the opinion of the Board, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Board has determined that Mr. Baciocco, Mr. Budhraja, Mr. Crisp, Mr. Drouin, Mr. Oliver, Mr. Sage, Dr. Vander Sande and Mr. Wood do not have relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is an “independent director” as defined under Rule 4200(a)(15) of the NASDAQ Stock Market, Inc. Marketplace Rules.

Director Nomination Process

The process followed by our Nominating and Corporate Governance Committee to identify and evaluate director candidates includes requests to Board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates, and interviews of selected candidates by members of the Nominating and Corporate Governance Committee and the Board.

In considering whether to recommend any particular candidate for inclusion in the Board’s slate of recommended director nominees, the Nominating and Corporate Governance Committee applies criteria set forth in our corporate governance guidelines, such as the candidate’s integrity, business acumen, knowledge of our business and industry, experience, diligence, conflicts of interest and the ability to act in the interests of all stockholders. The Nominating and Corporate Governance Committee does not assign specific weights to particular criteria and no particular criterion is a prerequisite for each prospective nominee. We believe that the backgrounds and qualifications of our directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities.

Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting their names, together with appropriate biographical information and background materials, and a statement as to whether the stockholder or group of stockholders making the recommendation has beneficially owned more than 5% of our common stock for at least a year as of the date such recommendation is made, to Nominating and Corporate Governance Committee, c/o Corporate Secretary, American Superconductor Corporation, Two Technology Drive, Westborough, MA 01581. Assuming that appropriate biographical and background material has been provided on a timely basis, the Nominating and Corporate Governance Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

Board Meetings and Attendance

Our Board met 11 times during fiscal 2006, either in person or by teleconference. During fiscal 2006, each director attended at least 75% of the aggregate of the number of Board meetings and the number of meetings held by all committees on which he then served.

Director Attendance at Annual Meeting of Stockholders

The following current directors attended the 2006 Annual Meeting of Stockholders: Messrs Baciocco, Budhraja, Crisp, Drouin, Sage, Vander Sande, and Yurek. Each of Messrs. Oliver and Wood became directors of American Superconductor following the 2006 Annual Meeting of Stockholders. Our corporate governance guidelines provide that directors are expected to attend the Annual Meeting of Stockholders.

Board Committees

Our Board has established three standing committees — Audit, Compensation, and Nominating and Corporate Governance – each of which operates under a charter that has been approved by the Board. Current copies of each committee’s charter are posted on the Corporate Governance section of our website, www.amsc.com. The Board has determined that all of the members of each of the Board’s three standing committees are independent as defined under the rules of the NASDAQ Stock Market, including, in the case of all members of the Audit Committee, the independence requirements contemplated by Rule 10A-3 under the Securities Exchange Act of 1934, as amended, or the Exchange Act.

Audit Committee

The Audit Committee’s responsibilities include:

•	appointing, approving the compensation of and assessing the independence of our independent registered public accounting firm;

•	overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of certain reports from our independent registered public accounting firm;

•	reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures;

•	monitoring our internal control over financial reporting, disclosure controls and procedures, and code of business conduct and ethics;

•	overseeing our internal audit function;

•	establishing procedures for the receipt, retention and treatment of accounting-related complaints and concerns;

•	meeting independently with our internal auditing staff, independent registered public accounting firm and management;

•	reviewing and approving or ratifying related person transactions; and

•	preparing the Audit Committee report required by SEC rules (which is included on page 9 of this proxy statement).

The members of the Audit Committee are Dr. Vander Sande (chairman), Mr. Baciocco, Mr. Oliver, Mr. Sage and Mr. Wood. Mr. Wood and Mr. Oliver were each appointed to the Audit Committee in January 2007. The Audit Committee met 8 times during fiscal 2006. The Board has determined that Mr. Wood is an “audit committee financial expert” as defined in applicable SEC rules.

Compensation Committee

The Compensation Committee’s responsibilities include:

•	annually reviewing and approving corporate goals and objectives relevant to chief executive officer compensation;

•	reviewing and making a recommendation to the Board with respect to the chief executive officer’s compensation;

•	reviewing and approving the compensation of our other executive officers;

•	overseeing an evaluation of our executive officers;

•	overseeing and administering our incentive compensation and equity-based plans;

•	retaining any compensation consultant to be used to assist in the evaluation of executive officer compensation;

•	reviewing and making recommendations to the Board with respect to director compensation;

•	reviewing and discussing annually with management our “Compensation Discussion and Analysis,” which is included beginning on page 11 of this proxy statement; and

•	preparing the Compensation Committee report required by SEC rules, which is included on page 23 of this proxy statement.

The members of the Compensation Committee are Mr. Crisp (chairman), Mr. Drouin, Dr. Vander Sande and Mr. Budhraja. The Compensation Committee met 11 times during fiscal 2006.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee’s responsibilities include:

•	recommending to the Board the persons to be nominated for election as directors at any meeting of stockholders and the persons to be elected by the Board to fill any vacancies on the Board;

•	recommending to the Board the persons to be elected to each of the Board’s committees;

•	developing and recommending to the Board a set of corporate governance guidelines applicable to us; and

•	overseeing the evaluation of the Board.

The members of the Nominating and Corporate Governance Committee are Mr. Drouin (chairman), Mr. Baciocco and Mr. Crisp. The Nominating and Corporate Governance Committee met 4 times during fiscal 2006.

Executive and Director Compensation Process

The Compensation Committee has implemented an annual performance review program for our executives, under which annual performance goals are determined and set forth in writing at the beginning of each fiscal year for American Superconductor as a whole and for each executive individually. Annual corporate goals are proposed by management, reviewed by the Compensation Committee and approved by the Board. These corporate goals target the achievement of specific operational milestones. Annual individual goals focus on contributions that facilitate the achievement of the corporate goals and are set during the first quarter of each fiscal year. Individual measurable goals are proposed by each executive, reviewed by the chief executive officer, and formed on the basis of recommendations to the Compensation Committee and the Board with regard to executive compensation. Annual salary increases, annual bonuses, and annual stock option grants and restricted stock to our executives are tied to the achievement of these corporate, department and individual performance goals.

The Compensation Committee has delegated to Mr. Yurek, our chief executive officer, the authority to make stock option grants and grants of restricted stock awards under our stock incentive plans other than the 1997 Director Stock Option Plan, as amended, subject to limitations set by the Compensation Committee, to our employees other than executive officers.

The Compensation Committee has the authority to retain compensation consultants and other outside advisors to assist in the evaluation of executive officer compensation.

Communicating with the Independent Directors

Our Board will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. Our Chief Financial Officer is primarily responsible for monitoring communications from stockholders and for providing copies or summaries to the other directors as he considers appropriate.

Under procedures approved by a majority of the independent directors, communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that our Chief Financial Officer considers to be important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications.

Stockholders who wish to send communications on any topic to the Board should address such communications to the Board c/o Chief Financial Officer, American Superconductor Corporation, Two Technology Drive, Westborough, MA 01581.

Code of Business Conduct and Ethics

We have adopted a written Code of Business Conduct and Ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions. We have posted a current copy of the code on our website, which is located at www.amsc.com. In addition, we intend to post on our website all disclosures that are required by law or NASDAQ Stock Market listing standards concerning any amendments to, or waivers from, any provision of our code.

Audit Committee Report

The Audit Committee has reviewed American Superconductor’s audited financial statements for the fiscal year ended March 31, 2007 and has discussed these financial statements with management and American Superconductor’s independent registered public accounting firm.

Management is responsible for American Superconductor’s internal controls and the financial reporting process, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles, or GAAP. American Superconductor’s independent registered public accounting firm is responsible for performing an independent audit of American Superconductor’s financial statements in accordance with GAAP and issuing a report on those financial statements. As appropriate, the Audit Committee reviews and evaluates, and discusses with American Superconductor’s management, internal accounting, financial and auditing personnel, and the independent registered public accounting firm, the following:

•	the plan for, and the independent registered public accounting firm’s report on, each audit of American Superconductor’s financial statements;

•	American Superconductor’s financial disclosure documents, including all financial statements and reports filed with the SEC or sent to shareholders;

•	changes in American Superconductor’s accounting practices, principles, controls or methodologies;

•	significant developments or changes in accounting rules applicable to us; and

•	the adequacy of American Superconductor’s internal controls and accounting, financial and auditing personnel.

Management represented to the Audit Committee that American Superconductor’s financial statements had been prepared in accordance with GAAP.

The Audit Committee also discussed with PricewaterhouseCoopers LLP, American Superconductor’s independent registered public accounting firm, American Superconductor’s audited financial statements and the matters required to be discussed by applicable accounting standards and Audit Committee rules, including the matters required by Statement on Auditing Standards 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

American Superconductor’s independent registered public accounting firm also provided the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as adopted by the Public Company Accounting Oversight Board in Rule 3600T, and has discussed with American Superconductor’s independent registered public accounting firm their independence.

Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the Audit Committee recommended to the Board of Directors of American Superconductor that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended March 31, 2007.

By the Audit Committee of the Board.

John B. Vander Sande, Chairman

Albert J. Baciocco, Jr.

Andrew G.C. Sage, II

John W. Wood, Jr.

David R. Oliver, Jr.

INFORMATION ABOUT EXECUTIVE AND DIRECTOR COMPENSATION

Compensation Discussion and Analysis

Executive Compensation Overview

The Compensation Committee of our Board oversees our executive compensation program, pursuant to authority established in the Compensation Committee Charter. The Compensation Committee reviews and approves all compensation decisions relating to our executive officers, except for the chief executive officer. The Compensation Committee reviews the compensation for our chief executive officer and makes a recommendation to the full Board; the full Board decides the compensation of our chief executive officer.

Gregory Yurek, our chief executive officer, and Terry Winter, our executive vice president of operations and corporate secretary, are also actively involved in the executive compensation process. Mr. Yurek reviews the performance of each of the executive officers (other than his own) and makes recommendations to the Compensation Committee regarding the salary and long-term incentive awards for executive officers other than himself, as well as the executive compensation program’s impact on attracting, retaining and motivating the level of executive talent necessary to achieve and exceed company goals. Mr. Winter works with our human resources department to assess the compensation packages for executive officers at companies of comparable size and in similar industries. Mr. Winter then works with Mr. Yurek to develop recommendations for the Compensation Committee.

The Compensation Committee has the authority to retain independent compensation consultants and to obtain independent advice and assistance from internal and external advisors. The Compensation Committee has the authority to compensate its outside advisors without obtaining approval of the Board. The Compensation Committee has utilized the services of a compensation consultant on two occasions since April 2006 to (a) analyze competitive compensation practices for directors and executive officers, including the chief executive officer, and (b) analyze competitive practices for stock incentive plans.

Objectives of our Executive Compensation Programs

The fundamental objectives of our executive compensation programs are to:

•	attract and retain high-quality executives;

•	accomplish our short- and long-term business objectives; and

•	ultimately, enhance stockholder value.

To achieve these goals, the Compensation Committee strives to provide compensation opportunities that are competitive in the marketplace, both in terms of the overall levels of compensation and the individual components of compensation. In addition, the Compensation Committee strives to set the compensation of each of our executive officers commensurate with his or her position and responsibilities and equitable in comparison with the compensation of our other executive officers. The Compensation Committee believes the achievement of personal and company-wide performance goals should be rewarded with compensation that is competitive with industry norms, and therefore includes performance-based bonuses as a key element of overall executive compensation. In addition, a portion of our executive compensation is delivered in the form of stock options and restricted stock that vest over time, which we believe helps to retain our executive officers, align their interests with those of our stockholders and reward them for the longer term success of our company.

Components of our Executive Compensation Program

Our executive compensation program generally includes the key components below. The Compensation Committee considers the total compensation of each executive officer when making decisions about compensation.

Base salary. The Compensation Committee seeks to establish base salaries for each position and level of responsibility at levels that are competitive with executive officers in similar positions at comparable companies. Base salaries are reviewed at least annually by our Compensation Committee and are adjusted from time to time to align them with market levels. Such changes are made commensurate with individual responsibilities, performance and levels of experience.

The Compensation Committee increases salary levels based on the performance of the individual and our company as well as competitive conditions in the broader market. The Compensation Committee also takes into account the executive officer’s experience, tenure, performance and potential.

Salary levels are typically set shortly after the start of the fiscal year. At the beginning of fiscal 2006, the Compensation Committee did an extensive analysis with the help of an independent consultant to determine competitive levels of compensation for the chief executive officer and other executive officers. To complete this analysis, the Compensation Committee deferred its decisions until its regularly scheduled meeting in July 2006. In July 2006, the Compensation Committee approved the changes below to the annual base salaries of our executive officers; the change to the annual base salary of Mr. Yurek was recommended by the Compensation Committee and approved by the Board. These changes were effective as of April 1, 2006.

Mr. Yurek – increased from $480,000 to $495,000

Mr. Rosa – remained at $200,000

Mr. Winter – remained at $240,000

Mr. Malozemoff – increased from $209,823 to $218,216

Mr. Stankiewicz – remained at $220,000

Mr. Santamaria – increased from $165,200 to $172,000

Mr. Rosa and Mr. Stankiewicz received promotions and salary increases late in fiscal 2005 and therefore did not receive an additional increase in early fiscal 2006.

Cash Bonuses. The Compensation Committee believes cash bonuses are an important factor in rewarding and motivating our executive officers. The Compensation Committee establishes a cash incentive plan for our executive officers on an annual basis, typically early in the fiscal year.

On July 26, 2006, the Compensation Committee, as well as the Board, approved an executive incentive plan for fiscal 2006 covering all of our executive officers. The Compensation Committee is responsible for determining the payout under the plan to each executive officer other than the chief executive officer. The Board determines the payout under the plan for the chief executive officer, taking into account the recommendation received from the Compensation Committee.

Under this plan, each executive officer was assigned a target cash incentive amount, expressed as a percentage of the officer’s base salary. In establishing these targets, the committee took into account for each officer the level of total compensation including base salary, cash incentive and equity paid by similar companies for comparable positions based on market data compiled by external consulting firms. The Compensation Committee seeks to award bonuses for executive officers at levels that are competitive with those in similar positions at comparable companies and commensurate with the individual’s performance against set objectives.

The following is a list of each executive officer’s target cash incentive for fiscal 2006.

Mr. Yurek – $247,500

Mr. Rosa – $40,000

Mr. Winter – $120,000

Mr. Malozemoff – $76,376

Mr. Stankiewicz – $110,000

Mr. Santamaria – $68,800

Each executive’s target bonus opportunity is allocated among the following different performance metrics, with their corresponding weightings. The performance targets against which payment of the bonuses is measured were established by the Compensation Committee or, in the case of the chief executive officer, established by the Board. The performance targets were set at levels that were designed to be attainable if our business achieved what we considered to be a successful year but that were by no means certain or even probable of being attained.

•	40% was based on our net income/loss for fiscal 2006.

•	40% was based on the achievement of specific individual and corporate objectives for fiscal 2006, which varied among the executive officers.

•

20% was based on a subjective assessment by the committee (or, in the case of the chief executive officer, by the Board) of the executive’s overall contribution during fiscal 2006 to the achievement of our financial and non-financial objectives.

The amount of the incentive award actually paid to each executive officer may be less than or greater than the executive’s target cash incentive amount. The maximum bonus payable is 156% of the target incentive amount if performance objectives are exceeded. If less than 80% of a particular quantitative objective is achieved, no payment is received with respect to that component of the bonus plan.

For fiscal 2006, our executive officers received between 54% and 91% of the target bonus amount. See the Summary Compensation Table below for the amounts actually paid to our named executive officers.

In June 2007, the Compensation Committee and the Board finalized an executive incentive plan for fiscal 2007 covering all of our executive officers. The fiscal 2007 plan is very similar to the fiscal 2006 plan, except that 40% of the executive’s target bonus is based on our earnings before interest, taxes, depreciation, amortization and stock-based compensation (EBITDAS), rather than net income/loss. The following sets forth each executive officer’s target cash incentive for fiscal 2007 ending March 31, 2008.

Mr. Yurek – $260,000

Mr. Rosa – $40,000

Mr. Winter – $120,000

Mr. Malozemoff – $79,415

Mr. Stankiewicz – $130,000

Mr. Santamaria – $78,000

Equity Incentives. The Compensation Committee uses stock-based awards to retain executive officers and align their interests with those of our stockholders. Historically, the Compensation Committee granted stock-based awards to our executive officers purely in the form of stock options that vested in installments over multiple years, with an exercise price equal to the closing market price of our common stock on the date of grant. Recent changes in the accounting treatment for stock options in relation to Statement of Financial Accounting Standards No. 123(R) have made stock option grants a less attractive form of compensation for companies. While we continue to use stock options as a form of incentive for employees and executive officers, the Compensation Committee has been increasingly relying on the award of restricted shares for executive officers. The Compensation Committee believes restricted shares provide an equally motivating form of incentive compensation, minimize stock compensation expenses and reduce the potential dilution of our shares.

We generally grant options and restricted shares to executive officers and other employees upon their initial hire, in connection with a promotion, and annually based on merit. To determine the amount of stock-based awards to executive officers, our Compensation Committee considers the performance of the individual and our company, historic stock-based awards and the awards made to those in similar positions at comparable companies.

Annual grants of restricted stock or stock options to non-executive employees are typically made in April of each year in conjunction with performance and compensation reviews for non-executive employees. The Compensation Committee reviews the recommendations of management and decides on the granting of restricted stock or stock options to non-executive employees. Annual grants of restricted stock or stock options to executive officers are typically made in early May of each year in conjunction with a review of the performance of the company for the fiscal year ended March 31 and in conjunction with the Board and Compensation Committee meetings typically scheduled in early May, a portion of which meetings are directed to reviewing the financial results and performance of executive officers for the fiscal year ended March 31. However, in fiscal 2006, due to the Compensation Committee’s analysis of competitive compensation practices, restricted stock awards were made in July 2006 to Mr. Yurek, Mr. Winter, Mr. Malozemoff and Mr. Santamaria. See the Grant of Plan-Based Awards Table below for a description of these restricted stock grants. Mr. Rosa and Mr. Stankiewicz received promotions and restricted stock awards late in fiscal 2005 and therefore did not receive additional awards in July 2006. American Superconductor has no specific program, plan or practice regarding the timing of option grants vis-à-vis the release of material non-public information. Our practice has been to grant awards when the Board or the Compensation Committee has completed its analyses and decisions with respect to such grants, and no attempt has been made to take advantage of material non-public information by timing grants to occur before the release of positive information or after the release of negative information.

Benefits. We offer a comprehensive benefits package to all full-time employees, including health and dental insurance, life and disability insurance and a 401(k) plan. Executive officers are eligible to participate in all of our employee benefit plans. The 401(k) plan includes a matching component where we will match $0.35 on the dollar of an employee’s contribution up to a maximum of 6 percent of their wages in the form of our stock. The employee contributions are subject to the maximum limitations as set forth in the Internal Revenue Code of 1986, as amended.

Severance and Change-in-Control Benefits

We have entered into agreements with each of our executive officers that provide them with severance benefits in the event of the termination of their employment under specified circumstances, including termination following a change in control of our company. In addition, the stock options and restricted stock awards we grant to our executive officers provide for full acceleration of vesting upon a change in control of our company. These agreements, along with estimates of the value of the benefits payable under them, are described below under the caption “Employment Agreements and Severance Agreements with Named Executive Officers.”

We believe providing these benefits helps us compete for and retain executive talent. After reviewing the practices of comparable companies, we believe that our severance and change-in-control benefits are generally in line with those provided to executives by comparable companies.

Tax Considerations

Section 162(m) of the Internal Revenue Code of 1986, as amended, generally prohibits public companies from taking a tax deduction for compensation in excess of $1,000,000 paid to its named executive officers. Qualifying performance-based compensation is not subject to the deduction limitation if specified requirements are met. We generally structure our equity awards to comply with exemptions in Section 162(m) so that the compensation remains tax deductible to us. We periodically review the potential consequences of Section 162(m) on the other components of our executive compensation program. We will structure arrangements to comply with the Section 162(m) exceptions where we believe it to be feasible. However, the Compensation Committee may, in its judgment, authorize compensation payments that do not comply with the exemptions in Section 162(m) when it believes that such payments are appropriate to attract and retain executive talent.

Summary Compensation Table

The following table contains information with respect to the compensation for fiscal 2006 of our chief executive officer, our chief financial officer and our three other most highly compensated executive officers during fiscal 2006. We refer to the executive officers identified in this table as the “named executive officers.”

Name and Principal Position	Fiscal Year (1)	Salary	Bonus		Stock Awards (2)	Option Awards (2)	Non-Equity Incentive Plan Compensation (3)	All Other Compensation (4)	Total
Gregory J. Yurek President and Chief Executive Officer	2006	$495,000	$—		$225,930	$405,048	$209,484	$7,087	$1,342,549
Thomas M. Rosa Vice President and Chief Financial Officer (5)	2006	$200,000	$—		$98,741	$49,954	$30,032	$6,731	$385,458
Terry M. Winter Executive Vice President, Operations	2006	$240,000	$—		$158,956	$302,235	$88,128	$6,563	$795,882
Alexis P. Malozemoff Executive Vice President and Chief Technical Officer	2006	$218,216	$—		$147,959	$59,932	$40,937	$6,649	$473,693
Charles W. Stankiewicz Executive Vice President, AMSC Power Systems	2006	$220,000	$25,000	(6)	$110,438	$42,032	$100,000	$6,701	$504,171

(1)	Refers to the fiscal year ended March 31, 2007 (fiscal 2006).

(2)	The amounts shown reflect the dollar amounts computed for financial statement reporting purposes for fiscal 2006 in accordance with FAS 123R, excluding an estimate of forfeitures, of restricted stock awards and options granted in and prior to fiscal 2006. A discussion of the assumptions used in calculating the amounts in this column may be found in Note 9 to our audited consolidated financial statements for the fiscal year ended March 31, 2007 included in our Annual Report on Form 10-K filed with the SEC on June 14, 2007. The restricted stock awards vest in three equal annual installments on the first three anniversaries of the grant date, except that the award to Mr. Yurek vests as follows: 30,000 of the 50,000 shares vest on the third anniversary of the grant date, and 20,000 shares of the 50,000 shares vest only if the stock price on the third anniversary of the grant date is at least 25% higher than it was on the grant date. Each option has a term of 10 years, and generally expires shortly following the termination of the executive’s employment.

(3)	The amounts in this column reflect cash bonuses paid under our executive incentive plan for fiscal 2006. See “Compensation Discussion and Analysis — Components of our Executive Compensation Program – Cash Bonuses” above for a description of this plan.

(4)	All Other Compensation is comprised of the following amounts:

Name	Life Insurance Premiums	Defined Contributions for 401(k) Stock Match
Gregory J. Yurek	$7,087	—
Thomas M. Rosa	1,846	4,885
Terry M. Winter	1,939	4,624
Alexis P. Malozemoff	1,931	4,718
Charles W. Stankiewicz	1,963	4,738

The life insurance premium amounts in the table above reflect premiums paid by us for life insurance for which the named executive is the named beneficiary. The amount disclosed with respect to Mr. Yurek includes $4,626 of premiums paid by us, for a term life insurance policy on which his wife is the beneficiary.

(5)	Mr. Rosa notified us on June 12, 2007 that he will be resigning effective July 9, 2007.

(6)	Represents a cash relocation bonus received by Mr. Stankiewicz in April 2006.

Grants of Plan-Based Awards Table

The following table contains information concerning each grant of an option or restricted stock award made during fiscal 2006 to the named executive officers.

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards (5)			All Other Stock Awards: Number of Shares of Stock or Units (6)	All Other Option Awards: Number of Securities Under- lying Options (6)	Exercise or Base Price of Option Awards	Grant Date Fair Value of Stock and Option Awards (7)
		Threshold $ (2)	Target $ (3)	Maximum $ (4)	Threshold #	Target #	Maximum #	—	—	—	—
Gregory J. Yurek	7/26/06	71,280	247,500	380,556	—	20,000	20,000	—	—	—	$118,600
	7/26/06	—	—	—	—	—	—	30,000	—	—	$269,100
Thomas M. Rosa	—	10,080	40,000	58,816	—	—	—	—	—	—	—
Terry M. Winter	7/26/06	36,000	120,000	187,200	—	—	—	18,000	—	—	$161,460
Alexis P. Malozemoff	7/26/06	18,330	76,376	110,593	—	—	—	24,000	—	—	$215,280
Charles W. Stankiewicz	—	33,000	110,000	171,600	—	—	—	—	—	—	—

(1)	Reflects the threshold, target and maximum cash bonus amounts under our executive incentive plan for fiscal 2006. See “Compensation Discussion and Analysis — Components of our Executive Compensation Program — Cash Bonuses” above for a description of this plan. The amounts actually paid to the named executive officers under this plan are shown above in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table.

(2)	Reflects the total minimum amount that would have been earned if the minimum targets for all of the annual metrics had been achieved.

(3)	Reflects the total amount that would have been earned if the targeted annual metrics had been achieved.

(4)	Reflects the total maximum amount that would have been earned if the maximum targets for all of the annual metrics had been achieved.

(5)	The equity incentive plan award vests only if the stock price on the third anniversary of the grant date is at least 25% higher than it was on the grant date ($8.97 per share).

(6)	The restricted stock awards vest in three equal annual installments on the first three anniversaries of the grant date. Each option has a term of ten years. Unvested restricted stock awards and options will expire immediately upon the termination of the officer’s employment and vested options will expire 60 days following the termination of the officer’s employment. Upon a change in control, any unvested stock awards and options will immediately vest.

(7)	Grant date fair value represents the FAS 123R value of the restricted stock award or option as of the grant date.

Outstanding Equity Awards at Fiscal Year-End Table

The following table contains information regarding unexercised stock options and unvested restricted stock awards held by our named executive officers as of March 31, 2007.

	Option Awards							Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable		Number of Securities Underlying Unexercised Options Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (14)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (14)
Gregory J. Yurek	125,000	(1)	—		—	$12.56	05/14/2008	—	—	—	—
	150,000	(2)	—		—	$10.75	04/20/2009	—	—	—	—
	250,000	(3)	—		—	$25.62	04/11/2010	—	—	—	—
	750,000	(4)	—		—	$32.56	07/28/2010	—	—	—	—
	50,000	(5)	—		—	$15.19	04/27/2011	—	—	—	—
	40,000	(6)	10,000	(6)	—	$7.81	04/23/2012	—	—	—	—
	170,000	(7)	—		—	$3.53	05/09/2013	—	—	—	—
	20,000	(8)	10,000	(8)	—	$12.80	05/06/2014	—	—	—	—
	92,500	(9)	92,500	(9)	—	$9.26	05/05/2015	—	—	—	—
	—		—		—	—	—	—	—	20,000	$269,400
	—		—		—	—	—	16,000	$215,520	—	—
	—		—		—	—	—	30,000	$404,100	—	—
	—		—		—	—	—	20,000	$269,400	—	—
Thomas M. Rosa	3,000	(1)	—		—	$12.56	05/14/2008	—	—	—	—
	5,200	(2)	—		—	$10.75	04/20/2009	—	—	—	—
	2,400	(3)	—		—	$25.62	04/11/2010	—	—	—	—
	2,400	(10)	—		—	$13.80	04/23/2011	—	—	—	—
	4,400	(6)	1,100	(6)	—	$7.81	04/23/2012	—	—	—	—
	20,000	(7)	—		—	$3.53	05/09/2013	—	—	—	—
	—		—		—	—	—	4,000	$53,880	—	—
	—		—		—	—	—	2,000	$26,940	—	—
	15,000	(9)	15,000	(9)	—	$9.26	05/05/2015	—	—	—	—
	—		—		—	—	—	16,000	$215,520	—	—
Terry M. Winter	—		—		—	—	—	5,000	67,350	—	—
	60,000	(11)	30,000	(11)	—	$12.55	09/07/2014	—	—	—	—
	25,000	(12)	25,000	(12)	—	$11.41	07/27/2015	—	—	—	—
	—		—		—	—	—	8,000	$107,760	—	—
	—		—		—	—	—	18,000	$242,460	—	—
Alexis P. Malozemoff	16,000	(1)	—		—	$12.56	05/14/2008	—	—	—	—
	15,000	(2)	—		—	$10.75	04/20/2009	—	—	—	—
	20,000	(3)	—		—	$25.62	04/11/2010	—	—	—	—
	15,000	(5)	—		—	$15.19	04/27/2011	—	—	—	—
	24,000	(6)	6,000	(6)	—	$7.81	04/23/2012	—	—	—	—
	42,500	(7)	—		—	$3.53	05/09/2013			—	—
	—		—		—	—	—	6,000	80,820	—	—
	—		—		—	—	—	4,000	53,880	—	—
	5,000	(9)	5,000	(9)	—	$9.26	05/05/2015	—	—	—	—
	—		—		—	—	—	24,000	$323,280	—	—
Charles W. Stankiewicz	45,000	(13)	—		—	$12.06	07/06/2008	—	—	—	—
	26,000	(2)	—		—	$10.75	04/20/2009	—	—	—	—
	15,000	(3)	—		—	$25.62	04/11/2010	—	—	—	—
	5,000	(5)	—		—	$15.19	04/27/2011	—	—	—	—
	16,000	(6)	4,000	(6)	—	$7.81	04/23/2012	—	—	—	—
	—		—		—	—	—	5,000	$67,350	—	—
	13,333	(7)	—		—	$3.53	05/09/2013	—	—	—	—
	4,000	(8)	2,000	(8)	—	$12.80	05/06/2014	—	—	—	—
	—		—		—	—	—	2,500	$33,675	—	—
	—		—		—	—	—	16,000	$215,520	—	—

(1)	These options were granted on May 14, 1998, vested in equal annual installments over a 5-year period, and were fully vested as of May 14, 2003.

(2)	These options were granted on April 20, 1999, vested in equal annual installments over a 5-year period, and were fully vested as of April 20, 2004.

(3)	These options were granted on April 11, 2000, vested in equal annual installments over a 5-year period, and were fully vested as of April 11, 2005.

(4)	These options were granted on July 28, 2000, vested in equal annual installments over a 5-year period, and were fully vested as of July 28, 2005.

(5)	These options were granted on April 27, 2001, vested in equal annual installments over a 5-year period, and were fully vested as of April 27, 2006.

(6)	These options were granted on April 23, 2002, vested in equal annual installments over a 5-year period, and were fully vested as of April 23, 2007.

(7)	These options were granted on May 9, 2003, vested in equal annual installments over a 3-year period, and were fully vested as of May 9, 2006.

(8)	These options were granted on May 6, 2004, vested in equal annual installments over a 3-year period, and were fully vested as of May 6, 2007.

(9)	These options were granted on May 5, 2005 and will be fully vested on May 5, 2008. 50% of the shares vested on May 5, 2006, 25% on May 5, 2007, and 25% will vest on May 5, 2008.

(10)	These options were granted on April 23, 2001, vested in equal annual installments over a 5-year period, and were fully vested as of April 23, 2006.

(11)	These options were granted on September 7, 2004, vested in equal annual installments over a 3-year period, and will be fully vested on September 7, 2007.

(12)	These options were granted on July 27, 2005 and will be fully vested on July 27, 2008. 50% of the shares vested on July 27, 2006, 25% will vest on July 27, 2007, and 25% will vest on July 27, 2008.

(13)	These options were granted on July 6, 1998, vested in equal annual installments over a 5-year period, and were fully vested as of July 6, 2003.

(14)	Based on $13.47 per share, the last sale price of our common stock on March 30, 2007.

Option Exercises and Stock Vested Table

The following table contains information concerning the exercise of stock options and vesting of restricted stock awards for each named executive officer during fiscal 2006.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise (1)	Number of Shares Acquired on Vesting	Value Realized on Vesting (2)
Gregory J. Yurek	10,000	$33,700	—	—
	—	—	5,000	$53,800
	—	—	8,000	$86,080
Thomas M. Rosa	—	—	1,000	$10,750
	—	—	1,000	$10,760
	—	—	8,000	$115,120
Terry M. Winter	—	—	5,000	$45,000
	—	—	4,000	$36,000
Alexis P. Malozemoff	4,000	$2,280	—	—
	7,500	$42,075	—	—
	—	—	1,500	$16,125
	—	—	2,000	$21,520
Charles W. Stankiewicz	—	—	2,500	$26,925
	—	—	8,000	$112,400

(1)	Value realized on exercise is based on the closing sales price of our common stock on the NASDAQ Global Market on the date of exercise less the option exercise price.

(2)	Value realized upon vesting is based on the closing sales price of our common stock on the NASDAQ Global Market on the vesting date.

Employment Agreements and Severance Agreements with Executive Officers

We are party to severance agreements with each our executive officers. Each severance agreement provides for certain severance benefits to the executive in the event that such executive’s employment is terminated:

•	by us without “cause” in the absence of a “change in control” of American Superconductor (as such terms are defined in the severance agreement); or

•	by us without cause or by the executive for “good reason” (as defined in the severance agreement) following a change in control of American Superconductor.

These benefits consist primarily of the continuation of the executive’s salary and employee benefits for a specified period of time following employment termination. These periods are as follows: Mr. Yurek — 36 months; Mr. Rosa — 18 months; Mr. Winter — 12 months; Mr. Malozemoff — 18 months; and Mr. Stankiewicz — 18 months.

Mr. Yurek and Mr. Malozemoff are each party to an employment agreement with us, dated as of December 4, 1991. The terms of severance for Mr. Yurek and Mr. Malozemoff set forth in their employment agreements are superseded by the severance provisions in their severance agreements during the term of the severance agreements. Under the terms of their employment agreements (as amended by their executive severance agreements), Mr. Yurek and Mr. Malozemoff each agree that, among other things, he will not engage in a business competitive with ours for the post-employment period during which each is entitled to receive severance benefits from us.

The stock options and restricted stock awards we grant to our executive officers provide for full acceleration of vesting upon a change in control of our company.

The following table describes the potential payments and benefits that would be received by the named executive officers pursuant to these severance agreements, assuming that a qualifying termination of employment occurred on March 31, 2007. Actual amounts payable to each executive listed below upon his employment termination can only be determined definitively at the time of an executive’s actual termination.

Name	Salary continuation payments	Employee benefits (1)
Gregory J. Yurek	$1,485,000	$51,274
Thomas M. Rosa	$300,000	$22,108
Terry M. Winter	$240,000	$5,651
Alexis P. Malozemoff	$327,324	$25,637
Charles W. Stankiewicz	$330,000	$18,427

(1)	Calculated based on the estimated cost to us of providing these benefits at March 31, 2007.

The following table describes the value to the named executive officers pursuant to the acceleration-of-vesting provisions in his restricted stock and option awards severance agreements, assuming that a change in control of American Superconductor occurred on March 31, 2007. The actual value of such acceleration to each executive listed below can only be determined definitively at the time of an executive’s actual termination.

Name	Value of option acceleration (1)	Value of restricted stock acceleration (2)
Gregory J. Yurek	$452,725	$1,158,060
Thomas M. Rosa	$69,376	$296,120
Terry M. Winter	$79,100	$417,440
Alexis P. Malozemoff	$55,010	$457,880
Charles W. Stankiewicz	$23,980	$316,310

(1)	Represents the number of option shares that would accelerate, multiplied by the excess of $13.47 per share (the last sale price of American Superconductor common stock on March 30, 2007) over the exercise price of the option.

(2)	Represents the number of restricted shares that would accelerate, multiplied by $13.47 per share.

Director Compensation

Effective April 1, 2006, directors who are not our employees or the employee of any of our subsidiaries (referred to as Outside Directors) receive cash compensation as follows:

•	each Outside Director receives $20,000 as an annual retainer;

•	the chairman of the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee receive an annual retainer of $6,000, $4,000 and $3,000, respectively; and

•

each Outside Director who attends an “in person” meeting of the Board or a committee of the Board receives $1,500 per meeting; each Outside Director who participates in a teleconference meeting of the Board or a committee of the Board receives $1,000 per meeting; and each Outside Director who participates in an “in person” meeting of the Board or a committee of the Board via teleconference receives $1,000 per meeting.

Pursuant to the Second Amended and Restated 1997 Director Stock Option Plan, or 1997 Director Plan, Outside Directors are granted equity awards on the following terms:

•	each Outside Director is granted an option to purchase 20,000 shares of common stock upon his or her initial election to the Board, and

•

each Outside Director is granted (for no cash consideration) 5,000 fully-vested shares of common stock three business days following each Annual Meeting of the Stockholders, provided that such Outside Director had served as a director for at least one year.

Each option granted under the 1997 Director Plan has an exercise price equal to the fair market value of our common stock on the date of grant and becomes exercisable in equal annual installments over a two-year period. Those options become exercisable in full in the event of an acquisition of American Superconductor. The term of each option granted under the 1997 Director Plan is 10 years, provided that, in general, an option may be exercised only while the director continues to serve as a director or within 60 days thereafter.

Our Board has approved, and is submitting for stockholder approval at the 2007 Annual Meeting of Stockholders, a 2007 Director Stock Plan, which, if approved, will replace the 1997 Director Plan and provide for the grant of options and stock awards on the same terms as describe above.

As with executive officers, the compensation packages for directors are intended to attract and retain high-quality individuals to provide oversight to our management team. Directors who are employees of American Superconductor receive no additional compensation for their service as directors.

The following table summarizes the compensation of our Outside Directors during fiscal 2006.

Name	Fees Earned or Paid in Cash	Stock Awards (1)	Option Awards (1)	All Other Compensation	Total
Albert J. Baciocco, Jr.	$49,000	$45,900	—	—	$94,900
Vikram S. Budhraja	$46,000	$45,900	—	—	$91,900
Peter O. Crisp	$53,000	$45,900	—	—	$98,900
Richard Drouin	$53,500	$45,900	—	—	$99,400
David R. Oliver, Jr.	$18,000	—	$34,866	—	$52,866
Andrew G.C. Sage	$42,000	$45,900	—	—	$87,900
John B. Vander Sande	$62,000	$45,900	—	—	$107,900
John W. Wood , Jr.	$11,167	—	$21,128	—	$32,295

(1)	The amounts shown reflect the dollar amounts computed for financial statement reporting purposes for fiscal 2006 in accordance with FAS 123R, excluding an estimate of forfeitures, of restricted stock awards and options granted in and prior to fiscal 2006. A discussion of the assumptions used in calculating the amounts in this column may be found in Note 9 to our audited consolidated financial statements for the fiscal year ended March 31, 2007 included in our Annual Report on Form 10-K filed with the SEC on June 14, 2007. David Oliver and John Wood received Outside Director compensation for only a portion of the last fiscal year following their appointments to the Board of Directors on September 19, 2006 and December 1, 2006, respectively.

As of March 31, 2007, each Outside Director held options for the following aggregate number of shares of common stock:

Name	Number of shares
Albert J. Baciocco, Jr.	50,000
Vikram S. Budhraja	30,000
Peter O. Crisp	80,000
Richard Drouin	80,000
David R. Oliver, Jr.	20,000
Andrew G.C. Sage	80,000
John B. Vander Sande	80,000
John W. Wood , Jr.	20,000

The number of shares underlying options granted to Outside Directors in fiscal 2006 and the grant date fair value of such options are:

Name	Grant Date	Number of Shares Underlying Option Grants in Fiscal 2006	Grant Date Fair Value of Option Grant (1)
Albert J. Baciocco, Jr.	—	—	—
Vikram S. Budhraja	—	—	—
Peter O. Crisp	—	—	—
Richard Drouin	—	—	—
David R. Oliver, Jr	09/19/06	20,000	$131,600
Andrew G.C. Sage	—	—	—
John B. Vander Sande	—	—	—
John W. Wood , Jr.	12/01/06	20,000	$127,800

(1)	Grant date fair value represents the FAS 123R value of the restricted stock award or option as of the grant date.

Securities Authorized for Issuance Under Our Equity Compensation Plans

The following table provides information about the securities authorized for issuance under our equity compensation plans as of March 31, 2007.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)		(b)	(c)
Equity compensation plans approved by security holders	4,578,559	(1)	$14.58	1,544,413	(2)
Equity compensation plans not approved by security holders	2,000	(3)	$28.75	173,000

Total	4,580,559		$14.59	1,717,413

(1)	Excludes shares issuable under our 2000 Employee Stock Purchase Plan in connection with the current offering period which ends on September 30, 2007. Such shares are included in column (c).

(2)	In addition to being available for future issuance upon exercise of options that may be granted after March 31, 2007, the 1,175,711 shares available for issuance under our 2004 Stock Incentive Plan may instead be issued in the form of restricted stock, unrestricted stock, stock appreciation rights, performance shares or other equity-based awards. The 1997 Director Plan, which had 270,000 shares available on March 31, 2007, expired on May 2, 2007.

(3)	Represents 2,000 shares subject to outstanding non-qualified stock options granted to the former employees of Integrated Electronics, LLC (“IE”) in connection with our purchase of substantially all the assets of IE in June 2000.

Compensation Committee Interlocks and Insider Participation

The current members of the Compensation Committee are Mr. Crisp (Chairman), Mr. Drouin, Dr. Vander Sande and Mr. Budhraja. No member of the Compensation Committee was at any time during fiscal 2006, or formerly, an officer or employee of ours or any subsidiary of ours, nor has any member of the Compensation Committee had any relationship with us requiring disclosure under Item 404 of Regulation S-K under the Exchange Act.

No executive officer of American Superconductor has served as a director or member of the Compensation Committee (or other committee serving an equivalent function) of any other entity, one of whose executive officers served as a director of or member of our Compensation Committee.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the “Compensation Discussion and Analysis” section of this proxy statement with management. Based on that review and discussion, the Compensation Committee has recommended to the Board that the “Compensation Discussion and Analysis” section be included in this proxy statement and incorporated by reference into our Annual Report on Form 10-K for the fiscal year ended March 31, 2007.

By the Compensation Committee of the Board.

Peter O. Crisp, Chairman

Richard Drouin

John B. Vander Sande

Vikram S. Budhraja

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Our Board has adopted written policies and procedures for the review of any transaction, arrangement or relationship in which we are a participant, the amount involved exceeds $120,000, and one of our executive officers, directors, director nominees or 5% stockholders (or their immediate family members), each of whom we refer to as a “related person,” has a direct or indirect material interest.

If a related person proposes to enter into such a transaction, arrangement or relationship, which we refer to as a “related person transaction,” the related person must report the proposed related person transaction to our Chief Financial Officer. The policy calls for the proposed related person transaction to be reviewed and, if deemed appropriate, approved by the Audit Committee. Whenever practicable, the reporting, review and approval will occur prior to entry into the transaction. If advance review and approval is not practicable, the Audit Committee will review, and, in its discretion, may ratify the related person transaction. The policy also permits the Chairman of the Audit Committee to review and, if deemed appropriate, approve proposed related person transactions that arise between committee meetings, subject to ratification by the Audit Committee at its next meeting. Any related person transactions that are ongoing in nature will be reviewed annually.

A related person transaction reviewed under the policy will be considered approved or ratified if it is authorized by the Audit Committee after full disclosure of the related person’s interest in the transaction. The Audit Committee will review and consider such information regarding the transaction as it deems appropriate under the circumstances.

The Audit Committee may approve or ratify the transaction only if the Audit Committee determines that, under all of the circumstances, the transaction is in our best interests. The Audit Committee may impose any conditions on the related person transaction that it deems appropriate.

In addition to the transactions that are excluded by the instructions to the SEC’s related person transaction disclosure rule, the Board has determined that the following transactions do not create a material direct or indirect interest on behalf of related persons and, therefore, are not related person transactions for purposes of this policy:

•

interests arising solely from the related person’s position as an executive officer of another entity (whether or not the person is also a director of such entity), that is a participant in the transaction, where (a) the related person and all other related persons own in the aggregate less than a 10% equity interest in such entity, (b) the related person and his or her immediate family members are not involved in the negotiation of the terms of the transaction and do not receive any special benefits as a result of the transaction, and (c) the amount involved in the transaction equals less than the greater of $200,000 or 5% of the annual gross revenues of the company receiving payment under the transaction; and

•	a transaction that is specifically contemplated by provisions of our charter or bylaws.

The policy provides that transactions involving compensation of executive officers shall be reviewed and approved by the Compensation Committee in the manner specified in its charter.

There were no related person transactions during fiscal 2006.

ELECTION OF DIRECTORS

(PROPOSAL 1)

The persons named in the enclosed proxy will vote to elect as directors the seven nominees named below, all of whom are presently directors, unless authority to vote for the election of any or all of the nominees is withheld by marking the proxy to that effect. All of the nominees have indicated their willingness to serve, if elected, but if any of them should be unable or unwilling to serve, proxies may be voted for a substitute nominee designated by the Board. Each director will be elected to hold office until the next Annual Meeting of Stockholders (subject to the election and qualification of his successor and to his earlier death, resignation or removal). Information about each nominee is set forth under “Corporate Governance — Members of Our Board” beginning on page 6 of this proxy statement. Two of our directors, Mr. Baciocco and Mr. Sage, have decided to retire from the Board upon completion of their current term and are not nominees for election to the Board at the Annual Meeting.

The Board recommends a vote FOR the election of Dr. Yurek, Mr. Budhraja, Mr. Crisp, Mr. Drouin, Mr. Oliver, Dr. Vander Sande and Mr. Wood as directors.

APPROVAL OF 2007 STOCK INCENTIVE PLAN

(PROPOSAL 2)

On May 15, 2007, the Board adopted, subject to stockholder approval, the 2007 Stock Incentive Plan, or 2007 Plan. Up to 3,000,000 shares of our common stock (subject to adjustment in the event of stock splits and other similar events) may be issued pursuant to awards granted under the 2007 Plan.

The 2007 Plan is intended to replace our 2004 Stock Incentive Plan, or 2004 Plan. The Board has authorized the termination of the 2004 Plan contingent upon and effective upon approval of the 2007 Plan by our stockholders at the Annual Meeting. As of April 30, 2007, options to purchase 969,432 shares of our common stock were outstanding under the 2004 Plan and an additional 862,640 shares were reserved for future grants. Upon the expiration of the 2004 Plan following the Annual Meeting, all then outstanding options will remain in effect, but no additional option or other grants may be made under the 2004 Plan.

The Board believes that our future success depends, in large part, upon our ability to maintain a competitive position in attracting, retaining and motivating key personnel. Accordingly, the Board believes adoption of the 2007 Plan is in the best interests of our company and our stockholders and recommends a vote “FOR” the approval of the 2007 Plan and the reservation of 3,000,000 shares of our common stock for issuance pursuant to the 2007 Plan.

Description of the 2007 Plan

The following is a brief summary of the 2007 Plan, a copy of which is attached as Exhibit A to this proxy statement.

Types of Awards

The 2007 Plan provides for the grant of incentive stock options intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended, or Code, nonstatutory stock options, stock appreciation rights, restricted stock, restricted stock units and other stock-based awards as described below. Such awards that may be granted under the 2007 Plan are referred to in this section as “Awards.” As described below under the subheading “Administration,” our Board has authorized the Compensation Committee to administer the 2007 Plan. All references in this description of the 2007 Plan to the Board shall also apply to the Compensation Committee for so long as the delegation of authority to the Compensation Committee remains in effect.

Incentive Stock Options and Nonstatutory Stock Options. Optionees receive the right to purchase a specified number of shares of our common stock at a specified option price and subject to such other terms and conditions as are specified in connection with the option grant. Subject to the limitations described below, options may be granted at an exercise price that is not less than 100% of the fair market value of our common stock on the date the option is granted; however, if the Board approves the grant of an option with an exercise price to be determined on a future date, the exercise price shall be not less than 100% of the fair market value on such future date. Under present law, incentive stock options and options intended to qualify as performance-based compensation under Section 162(m) of the Code may not be granted at an exercise price less than 100% of the fair market value of our common stock on the date of grant (or less than 110% of the fair market value in the case of incentive stock options granted to optionees holding more than 10% of the voting power of American Superconductor). Options may not be granted for a term in excess of ten years. The 2007 Plan permits the following forms of payment of the exercise price of options: (i) payment by cash, check or in connection with a “cashless exercise” through a broker, (ii) subject to certain conditions, surrender to us of shares of our common stock, (iii) subject to certain conditions, delivery to us of a promissory note, (iv) any other lawful means as determined by the Board, or (v) any combination of these forms of payment.

Stock Appreciation Rights. A Stock Appreciation Right, or SAR, is an Award entitling the holder, upon exercise, to receive an amount in cash or common stock or a combination thereof determined by reference to appreciation, from and after the date of grant, in the fair market value of a share of our common stock. SARs may be granted independently or in tandem with an option.

Restricted Stock Awards. Restricted Stock Awards entitle recipients to acquire shares of our common stock, subject to our right to repurchase all or part of such shares from the recipient in the event that the conditions specified in the applicable Award are not satisfied prior to the end of the applicable restriction period established for such Award.

Restricted Stock Unit Awards. Restricted Stock Unit Awards entitle the recipient to receive shares of our common stock to be delivered at the time such shares vest pursuant to the terms and conditions established by the Board.

Other Stock-Based Awards. Under the 2007 Plan, the Board has the right to grant other Awards based upon our common stock having such terms and conditions as the Board may determine, including the grant of shares based upon certain conditions, the grant of Awards that are valued in whole or in part by reference to, or otherwise based on, shares of our common stock, and the grant of Awards entitling recipients to receive shares of our common stock to be delivered in the future.

Performance Measures. As discussed under the subheading “Administration” below, the Board has authorized our Compensation Committee to administer the 2007 Plan. The Compensation Committee may determine, at the time of grant, that a Restricted Stock Award, Restricted Stock Unit Award or Other Stock-Based Award granted to an officer will vest solely upon the achievement of specified performance criteria designed to qualify for deduction under Section 162(m) of the Code. The performance criteria for each such Award will be based on one or more of the following measures: (i) net income, (ii) earnings before or after discontinued operations, (iii) interest, (iv) taxes, (v) depreciation and/or amortization, (vi) operating profit before or after discontinued operations and/or taxes, (vii) sales, (viii) sales growth, (ix) earnings growth, (x) cash flow or cash position, (xi) gross margins, (xii) stock price, (xiii) market share, (xiv) return on sales, (xv) assets, (xvi) equity or investment, (xvii) improvement of financial ratings, (xviii) achievement of balance sheet or income statement objectives or (xix) total shareholder return. These performance measures may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated. Such performance goals may be adjusted to exclude any one or more of (i) extraordinary items, (ii) gains or losses on the dispositions of discontinued operations, (iii) the cumulative effects of changes in accounting principles, (iv) the writedown of any asset, and (v) charges for restructuring and rationalization programs. Such performance goals: (i) may vary by participant and may be different for different Awards; (ii) may be particular to a participant or the department, branch, line of business, subsidiary or other unit in which the participant works and may cover such period as may be specified by the Compensation Committee; and (iii) will be set by the Compensation Committee within the time period prescribed by, and will otherwise comply with the requirements of, Section 162(m).

We believe that disclosure of any further details concerning the performance measures for any particular year may be confidential commercial or business information, the disclosure of which would adversely affect us.

Transferability of Awards

Except as otherwise provided in an Award, Awards may not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution or, other than in the case of an incentive stock option, pursuant to a qualified domestic relations order. During the life of the participant, Awards are exercisable only by the participant.

Eligibility to Receive Awards

Employees, officers, consultants and advisors of American Superconductor and its subsidiaries are eligible to be granted Awards under the 2007 Plan. Under present law, however, incentive stock options may only be granted to employees of American Superconductor and its subsidiaries.

The maximum number of shares with respect to which Awards may be granted to any participant under the 2007 Plan may not exceed 1,000,000 shares per calendar year. For purposes of this limit, the combination of an option in tandem with SAR is treated as a single Award. The maximum number of shares with respect to which Awards other than options and SARs may be granted is 600,000.

Plan Benefits

As of April 30, 2007, approximately 281 persons were eligible to receive Awards under the 2007 Plan, including our executive officers. The granting of Awards under the 2007 Plan is discretionary, and we cannot now determine the number or type of Awards to be granted in the future to any particular person or group.

On June 27, 2007, the last reported sale price of our common stock on the NASDAQ Global Market was $19.54.

Administration

The Board has the authority to adopt, amend and repeal the administrative rules, guidelines and practices relating to the 2007 Plan and to interpret the provisions of the 2007 Plan. The Board may delegate authority under the 2007 Plan to one or more committees or subcommittees of the Board. The Board has authorized the Compensation Committee to administer the 2007 Plan, including the granting of options to executive officers, and all references in this description of the 2007 Plan to the Board shall apply to the Compensation Committee for so long as that delegation of authority remains in effect. In addition, the Board has authorized Mr. Yurek to grant options and restricted stock Awards, subject to limitations set by the Compensation Committee, to employees other than executive officers.

Subject to any applicable limitations contained in the 2007 Plan, the Board, the Compensation Committee, Mr. Yurek or any other committee to whom the Board delegates authority, as the case may be, selects the recipients of Awards and determines (i) the number of shares of common stock covered by options and the dates upon which such options become exercisable, (ii) the exercise price of options (which may not be less than the fair market value of our common stock on the date of grant), (iii) the duration of options, and (iv) the number of shares of common stock subject to any SAR, restricted stock Award, restricted stock unit Award or other stock-based Awards and the terms and conditions of such Awards, including conditions for repurchase, issue price and repurchase price. Additionally, the standard agreement to be used in connection with the grant of options under the 2007 Plan provides for (i) vesting of the option in three annual installments and (ii) full acceleration of vesting upon a change in control of American Superconductor, as defined in the option agreement.

We are required to make appropriate adjustments in connection with the 2007 Plan and any outstanding Awards to reflect stock splits, stock dividends, recapitalizations, spin-offs and other similar changes in capitalization. The 2007 Plan also contains provisions addressing the consequences of any Reorganization Event, which is defined as (a) any merger or consolidation of American Superconductor with or into another entity as a result of which all of our common stock is converted into or exchanged for the right to receive cash, securities or other property, or is cancelled or (b) any exchange of all of our common stock for cash, securities or other property pursuant to a share exchange transaction or (c) any liquidation or dissolution of American Superconductor. In connection with a Reorganization Event, the Board may take any one or more of the following actions as to all or any outstanding Awards on such terms as the Board determines: (i) provide that Awards will be assumed, or substantially equivalent Awards will be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (ii) upon written notice, provide that all unexercised options or other unexercised Awards will become exercisable in full and will terminate immediately prior to the consummation of such Reorganization Event unless exercised within a specified period following the date of such notice, (iii) provide that outstanding Awards will become realizable or deliverable, or restrictions applicable to an Award will lapse, in whole or in part prior to or upon such Reorganization Event, (iv) in the event of a Reorganization Event under the terms of which holders of our common stock will receive upon consummation thereof a cash payment for each share surrendered in the Reorganization Event, or Acquisition Price, make or provide for a cash payment to an Award holder equal to (A) the Acquisition Price times the number of shares of common stock subject to the holder’s Awards (to the extent the exercise price does not exceed the Acquisition Price) minus (B) the aggregate exercise price of all the holder’s outstanding Awards, in exchange for the termination of such Awards, (v) provide that, in connection with a liquidation or dissolution of American Superconductor, Awards will convert into the right to receive liquidation proceeds (if applicable, net of the exercise price thereof) and (vi) any combination of the foregoing.

Our Board may at any time provide that any Award will become immediately exercisable in full or in part, free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be.

If any Award expires or is terminated, surrendered, canceled or forfeited, the unused shares of common stock covered by such Award will again be available for grant under the 2007 Plan, subject, however, in the case of incentive stock options, to any limitations under the Code.

Substitute Options

In connection with a merger or consolidation of an entity with American Superconductor or the acquisition by us of property or stock of an entity, the Board may grant options in substitution for any options or other stock or stock-based Awards granted by such entity or an affiliate thereof. Substitute options may be granted on such terms as the Board deems appropriate in the circumstances, notwithstanding any limitations on options contained in the 2007 Plan. Substitute options will not count against the 2007 Plan’s overall share limit, except as may be required by the Code.

Provisions for Foreign Participants

Our Board may modify Awards granted to participants who are foreign nationals or employed outside the United States or establish subplans or procedures under the 2007 Plan to recognize differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters.

Amendment or Termination

No Award may be made under the 2007 Plan more than 10 years after the date that the 2007 Plan is approved by our stockholders, but Awards previously granted may extend beyond that date. The Board may at any time amend, suspend or terminate the 2007 Plan; provided that no amendment requiring stockholder approval under any applicable legal, regulatory or listing requirement will become effective until such stockholder approval is obtained. No Award will be made that is conditioned upon stockholder approval of any amendment to the 2007 Plan.

If stockholders do not approve the adoption of the 2007 Plan, it will not go into effect, and we will not grant any Awards under the 2007 Plan. In such event, the Board will consider whether to adopt alternative arrangements based on its assessment of our needs.

Federal Income Tax Consequences of the 2007 Plan

The following is a summary of the United States federal income tax consequences that generally will arise with respect to Awards granted under the 2007 Plan. This summary is based on the federal tax laws in effect as of the date of this proxy statement. In addition, this summary assumes that all Awards are exempt from, or comply with, the rules under Section 409A of the Code regarding nonqualified deferred compensation. The 2007 Plan provides that no Award will provide for deferral of compensation that does not comply with Section 409A of the Code, unless the Board, at the time of grant, specifically provides that the Award is not intended to comply with Section 409A. Changes to these laws could alter the tax consequences described below.

Incentive Stock Options

A participant will not have income upon the grant of an incentive stock option. Also, except as described below, a participant will not have income upon exercise of an incentive stock option if the participant has been employed by us or one of our 50% or more-owned corporate subsidiaries at all times beginning with the option grant date and ending three months before the date the participant exercises the option. If the participant has not been so employed during that time, then the participant will be taxed as described below under “Nonstatutory Stock Options.” The exercise of an incentive stock option may subject the participant to the alternative minimum tax.

A participant will have income upon the sale of the stock acquired under an incentive stock option at a profit (if sales proceeds exceed the exercise price). The type of income will depend on when the participant sells the stock. If a participant sells the stock more than two years after the option was granted and more than one year after the option was exercised, then all of the profit will be long-term capital gain. If a participant sells the stock prior to satisfying these waiting periods, then the participant will have engaged in a disqualifying disposition and a portion of the profit will be ordinary income and a portion may be capital gain. This capital gain will be long-term if the participant has held the stock for more than one year and otherwise will be short-term. If a participant sells the stock at a loss (sales proceeds are less than the exercise price), then the loss will be a capital loss. This capital loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Nonstatutory Stock Options

A participant will not have income upon the grant of a nonstatutory stock option. A participant will have compensation income upon the exercise of a nonstatutory stock option equal to the value of the stock on the day the participant exercised the option less the exercise price. Upon sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the option was exercised. This capital gain or loss will be long-term if the participant has held the stock for more than one year and otherwise will be short-term.

Stock Appreciation Rights

A participant will not have income upon the grant of a stock appreciation right. A participant generally will recognize compensation income upon the exercise of a SAR equal to the amount of the cash and the fair market value of any stock received. Upon the sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the SAR was exercised. This capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Restricted Stock

A participant will not have income upon the grant of restricted stock unless an election under Section 83(b) of the Code is made within 30 days of the date of grant. If a timely 83(b) election is made, then a participant will have compensation income equal to the value of the stock less the purchase price. When the stock is sold, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the date of grant. If the participant does not make an 83(b) election, then when the stock vests the participant will have compensation income equal to the value of the stock on the vesting date less the purchase price. When the stock is sold, the participant will have capital gain or loss equal to the sales proceeds less the value of the stock on the vesting date. Any capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Restricted Stock Units

A participant will not have income upon the grant of a restricted stock unit. A participant is not permitted to make a Section 83(b) election with respect to a restricted stock unit award. When the restricted stock unit vests, the participant will have income on the vesting date in an amount equal to the fair market value of the stock on the vesting date less the purchase price, if any. When the stock is sold, the participant will have capital gain or loss equal to the sales proceeds less the value of the stock on the vesting date. Any capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Other Stock-Based Awards

The tax consequences associated with any other stock-based Award granted under the 2007 Plan will vary depending on the specific terms of such Award. Among the relevant factors are whether or not the Award has a readily ascertainable fair market value, whether or not the Award is subject to forfeiture provisions or restrictions on transfer, the nature of the property to be received by the participant under the Award and the participant’s holding period and tax basis for the Award or underlying common stock.

Tax Consequences to American Superconductor

There will be no tax consequences to us except that we will be entitled to a deduction when a participant has compensation income. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

APPROVAL OF 2007 DIRECTOR STOCK PLAN

(PROPOSAL 3)

On May 15, 2007, the Board adopted, subject to stockholder approval, the 2007 Director Stock Plan, or 2007 Director Plan. Up to 300,000 shares of our common stock (subject to adjustment in the event of stock splits and other similar events) may be issued pursuant to awards granted under the 2007 Director Plan.

The 2007 Director Plan is intended to replace our 1997 Director Stock Plan, or 1997 Plan. As of April 30, 2007, options to purchase 440,000 shares of our common stock were outstanding under the 1997 Plan and an additional 270,000 shares were reserved for future grants. If the 2007 Director Plan is approved by our stockholders, all then outstanding options under the 1997 Plan will remain in effect, but no additional option or other grants may be made under the 1997 Plan.

The Board believes that equity grants have been and will continue to be an important element in attracting and retaining our outside directors whose continued services we consider essential to our future success. Accordingly, the Board believes adoption of the 2007 Director Plan is in the best interests of our company and our stockholders and recommends a vote “FOR” the approval of the 2007 Director Plan and the reservation of 300,000 shares of common stock for issuance under the 2007 Director Plan.

Description of the 2007 Director Plan

The following is a brief summary of the 2007 Director Plan, a copy of which is attached as Exhibit B to this proxy statement.

Eligibility; Types of Awards; Terms of Awards

The 2007 Director Plan provides for the grant of nonstatutory stock options and stock awards to directors who are not our employees or the employee of any of our subsidiaries (referred to as Outside Directors) as follows:

•

each Outside Director initially elected to the Board after the 2007 Director Plan is approved will be granted an option to purchase 20,000 shares of common stock upon his or her initial election to the Board; and

•

each Outside Director will be granted an award of 5,000 shares of common stock three business days following each annual meeting of stockholders, provided that such Outside Director had served as a director for at least one year.

Each option granted under the 2007 Director Plan will have an exercise price equal to the fair market value of our common stock on the date of grant. Options granted under the 2007 Director Plan will vest in equal annual installments over a two-year period. The shares of common stock issued to Outside Directors following each Annual Meeting of Stockholders will be fully vested and not subject to any repurchase rights or other contractual restrictions.

Notwithstanding the vesting schedule applicable to options, outstanding options will become exercisable in full in the event of a change in control of American Superconductor (as defined in the 2007 Director Plan).

Transferability of Awards

Except as otherwise provided in an option award grant, option awards issued under the 2007 Director Plan may not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution.

Administration

The Board has the authority to adopt, amend and repeal the administrative rules, guidelines and practices relating to the 2007 Director Plan and to interpret the provisions of the 2007 Director Plan. The Board also has the authority to delegate any or all of its powers under the 2007 Director Plan to one or more committees or subcommittees of the Board, to the extent permitted by applicable law. Such authority has been delegated to the Compensation Committee pursuant to its charter. All references in this description of the 2007 Director Plan to the Board shall also apply to the Compensation Committee.

We are required to make appropriate adjustments in connection with the 2007 Director Plan and any outstanding options to reflect stock splits, stock dividends, recapitalizations, spin-offs and other similar changes in capitalization. The 2007 Director Plan also contains provisions addressing the consequences of any Reorganization Event, which is defined as (a) any merger or consolidation of American Superconductor with or into another entity as a result of which all of our common stock is converted into or exchanged for the right to receive cash, securities or other property, or is cancelled, (b) any exchange of all of our common stock for cash, securities or other property pursuant to a share exchange transaction or (c) any liquidation or dissolution of American Superconductor. In connection with a Reorganization Event, the Board may take any one or more of the following actions as to all or any outstanding options on such terms as the Board determines: (i) provide that options will be assumed, or substantially equivalent options will be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (ii) upon written notice, provide that all unexercised options will terminate immediately prior to the consummation of such Reorganization Event unless exercised within a specified period following the date of such notice, (iii) provide that outstanding options will become realizable or deliverable in whole or in part prior to or upon such Reorganization Event, (iv) in the event of a Reorganization Event under the terms of which holders of our common stock will receive upon consummation thereof a cash payment for each share surrendered in the Reorganization Event, or Acquisition Price, make or provide for a cash payment to an option holder equal to (A) the Acquisition Price times the number of shares of common stock subject to the holder’s options (to the extent the exercise price does not exceed the Acquisition Price) minus (B) the aggregate exercise price of all the holder’s outstanding options, in exchange for the termination of such options, (v) provide that, in connection with a liquidation or dissolution of American Superconductor, options will convert into the right to receive liquidation proceeds (net of the exercise price thereof) and (vi) any combination of the foregoing.

Amendment or Termination

No awards may be made under the 2007 Director Plan more than 10 years after the date that the 2007 Director Plan is approved by our stockholders, but awards previously granted may extend beyond that date. The Board may at any time amend, suspend or terminate the 2007 Director Plan; provided that no amendment requiring stockholder approval under any applicable legal, regulatory or listing requirement will become effective until such stockholder approval is obtained. No award will be made that is conditioned upon stockholder approval of any amendment to the 2007 Director Plan.

If stockholders do not approve the adoption of the 2007 Director Plan, it will not go into effect, and we will not grant any awards under the 2007 Director Plan. In such event, the Board will consider whether to adopt alternative arrangements based on its assessment of our needs.

Federal Income Tax Consequences of the 2007 Director Plan

The following is a summary of the United States federal income tax consequences that generally will arise with respect to nonstatutory stock options and stock awards granted under the 2007 Director Plan. This summary is based on the federal tax laws in effect as of the date of this proxy statement. In addition, this summary assumes that all awards are exempt from, or comply with, the rules under Section 409A of the Code regarding nonqualified deferred compensation. Changes to these laws could alter the tax consequences described below.

Nonstatutory Stock Options

A participant will not have income upon the grant of a nonstatutory stock option. A participant will have compensation income upon the exercise of a nonstatutory stock option equal to the value of the stock on the day the participant exercised the option less the exercise price. Upon sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the option was exercised. This capital gain or loss will be long-term if the participant has held the stock for more than one year and otherwise will be short-term.

Stock Awards

A participant will have compensation income equal to the value of the stock less the purchase price. When the stock is sold, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the date of grant. Any capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Tax Consequences to American Superconductor

There will be no tax consequences to us except that we will be entitled to a deduction when a participant has compensation income. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(PROPOSAL 4)

The Audit Committee has selected the firm of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the current fiscal year. PricewaterhouseCoopers LLP or its predecessor company, Coopers & Lybrand LLP, has served as our independent registered public accounting firm since our inception. Although stockholder approval of the Audit Committee’s selection of PricewaterhouseCoopers LLP is not required by law, the Board believes that it is advisable to give stockholders an opportunity to ratify this selection. If this proposal is not approved at the Annual Meeting, the Audit Committee may reconsider its selection of PricewaterhouseCoopers LLP.

The Board recommends a vote FOR ratification of the Audit Committee’s selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the current fiscal year.

Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so and will also be available to respond to appropriate questions from stockholders.

Independent Registered Public Accounting Firm’s Fees

The following table summarizes the fees of PricewaterhouseCoopers LLP, our registered public accounting firm, billed to us for each of the last two fiscal years:

Fee Category	Fiscal Year Ended 3/31/07	Fiscal Year Ended 3/31/06
Audit Fees (1)	$809,710	$506,467
Audit-Related Fees	0	0
Tax Fees (2)	61,229	36,700
All Other Fees	0	0

Total Fees	$870,939	$543,167

(1)	Audit fees consist of fees for the audit of our financial statements, the audit of our internal control over financial reporting, the review of the interim financial statements included in our quarterly reports on Form 10-Q, and other professional services provided in connection with statutory and regulatory filings or engagements. These fees include $189,960 for the fiscal year ended March 31, 2007 related to the audit of Windtec’s financial statements and the filing of a related Form 8-K/A.

(2)	Tax fees consist of fees for tax compliance, tax advice and tax planning services. Tax compliance services, which relate primarily to the preparation of original and amended tax returns, accounted for $43,229 in the year ended March 31, 2007 and $35,370 for the year ended March 31, 2006. Tax advice and tax planning services amounted to $18,000 for the year ended March 31, 2007 and $1,330 for the year ended March 31, 2006.

Pre–Approval Policies and Procedures

The Audit Committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm. This policy generally provides that we will not engage our registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by the Audit Committee or the engagement is entered into pursuant to one of the pre-approval procedures described below.

From time to time, the Audit Committee may pre-approve specified types of services that are expected to be provided to us by our registered public accounting firm during the next 12 months. Any such pre-approval is detailed as to the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.

The Audit Committee has also delegated to the chairman of the Audit Committee and each individual member of the Audit Committee the authority to approve any audit or non-audit services to be provided to us by our registered public accounting firm. Any approval of services by a member of the Audit Committee pursuant to this delegated authority is reported on at the next meeting of the Audit Committee.

OTHER MATTERS

Additional Agenda Items

The Board does not know of any other matters that may come before the Annual Meeting. However, if any other matters are properly presented to the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

Solicitation of Proxies

All costs of solicitation of proxies will be borne by us. In addition to solicitations by mail, our directors, officers and employees, without additional remuneration, may solicit proxies by telephone, telegraph and personal interviews. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and, as required by law, we will reimburse them for their out-of-pocket expenses in this regard.

Stockholder Proposals

Proposals of stockholders intended to be included in our proxy statement for the 2008 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Securities Exchange Act must be received by us at our principal office in Westborough, Massachusetts not later than March 7, 2008 for inclusion in the proxy statement for that meeting; provided that if the 2008 Annual Meeting is more than 30 days from the date of the 2007 Annual Meeting, such proposals must be received a reasonable time before we begin to print and mail the proxy statement for the 2008 Annual Meeting.

If a stockholder who wishes to present a proposal that is not intended to be include in our proxy statement for the 2008 Annual Meeting pursuant to Rule 14a-8 fails to notify us of such proposal by May 21, 2008 (or if the date of the 2008 Annual Meeting is more than 30 days from the 2007 Annual Meeting, fails to notify us of such proposal a reasonable time before we mail our proxy statement for the 2008 Annual Meeting), the proxies that management solicits for the meeting will have discretionary authority to vote on the stockholder’s proposal if it is properly brought before the meeting. If a stockholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC’s proxy rules.

Section 16(a) Beneficial Ownership Reporting Compliance

Based solely on review of the copies of such reports furnished to us and written representations regarding the filing of required reports, we are not aware that any of its officers, directors or holders of 10% or more of our common stock failed to comply in a timely manner during fiscal 2006 with Section 16(a) filing requirements.

Important Notice Regarding Delivery of Security Holder Documents

We have adopted the cost saving practice of “householding” proxy statements and annual reports. Some banks, brokers and other nominee record holders are also “householding” proxy statements and annual reports for their customers. This means that only one copy of our proxy statement or annual report may have been sent to multiple shareholders in your household unless we have received instructions otherwise. We will promptly deliver a separate copy of either document to you if you write to or call us at the following address or phone number: Investor Relations, American Superconductor Corporation, Two Technology Drive, Westborough,

Massachusetts 01581, (508) 836-4200. If you want to receive separate copies of the annual report and proxy statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address and phone number.

Electronic Voting

Any stockholder who owns shares of common stock of record may authorize the voting of its shares over the Internet at www.voteproxy.com and by following the instructions on the enclosed proxy card. Authorizations submitted over the Internet must be received by 11:59 p.m. on Thursday, August 2, 2007.

If a stockholder owns shares held in “street name” by a bank or brokerage firm, the stockholder’s bank or brokerage firm will provide a vote instruction form to the stockholder with this proxy statement that may be used to direct how the shares will be voted. Many banks and brokerage firms also offer the option of voting over the Internet or by telephone, instructions for which would be provided by the stockholder’s bank or brokerage firm on the vote instruction form.

By Order of the Board,

Terry M. Winter, Secretary

July 2, 2007

THE BOARD HOPES THAT STOCKHOLDERS WILL ATTEND THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. STOCKHOLDERS WHO ATTEND THE ANNUAL MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN IF THEY HAVE SENT IN THEIR PROXIES.

Exhibit A

AMERICAN SUPERCONDUCTOR CORPORATION

2007 STOCK INCENTIVE PLAN

1.	Purpose

The purpose of this 2007 Stock Incentive Plan (the “Plan”) of American Superconductor Corporation, a Delaware corporation (the “Company”), is to advance the interests of the Company’s stockholders by enhancing the Company’s ability to attract, retain and motivate persons who are expected to make important contributions to the Company and by providing such persons with equity ownership opportunities and performance-based incentives that are intended to align their interests with those of the Company’s stockholders. Except where the context otherwise requires, the term “Company” shall include any of the Company’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the “Code”) and any other business venture (including, without limitation, joint venture or limited liability company) in which the Company has a controlling interest, as determined by the Board of Directors of the Company (the “Board”).

2.	Eligibility

All of the Company’s employees, officers, consultants and advisors are eligible to receive options, stock appreciation rights (“SARs”), restricted stock, restricted stock units (“RSUs”) and other stock-based awards (each, an “Award”) under the Plan. Each person who receives an Award under the Plan is deemed a “Participant”.

3.	Administration and Delegation

(a) Administration by Board of Directors. The Plan will be administered by the Board. The Board shall have authority to grant Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Board may construe and interpret the terms of the Plan and any Award agreements entered into under the Plan. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. All decisions by the Board shall be made in the Board’s sole discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award. No director or person acting pursuant to the authority delegated by the Board shall be liable for any action or determination relating to or under the Plan made in good faith.

(b) Appointment of Committees. To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a “Committee”). All references in the Plan to the “Board” shall mean the Board or a Committee of the Board or the officers referred to in Section 3(c) to the extent that the Board’s powers or authority under the Plan have been delegated to such Committee or officers.

(c) Delegation to Officers. To the extent permitted by applicable law, the Board may delegate to one or more officers of the Company the power to grant Awards (subject to any limitations under the Plan) to employees or officers of the Company or any of its present or future subsidiary corporations and to exercise such other powers under the Plan as the Board may determine, provided that the Board shall fix the terms of the Awards to be granted by such officers (including the exercise price of such Awards, which may include a formula by which the exercise price will be determined) and the maximum number of shares subject to Awards that the officers may grant; provided further, however, that no officer shall be authorized to grant Awards to any “executive officer” of the Company (as defined by Rule 3b-7 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) or to any “officer” of the Company (as defined by Rule 16a-1 under the Exchange Act).

4.	Stock Available for Awards

(a) Number of Shares; Share Counting.

(1) Authorized Number of Shares. Subject to adjustment under Section 9, Awards may be made under the Plan for up to 3,000,000 shares of common stock, $0.01 par value per share, of the Company (the “Common Stock”). Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

(2) Share Counting. For purposes of counting the number of shares available for the grant of Awards under the Plan and under the sub-limits contained in Section 4(b)(2), (i) all shares of Common Stock covered by independent SARs shall be counted against the number of shares available for the grant of Awards; provided, however, that independent SARs that may be settled in cash only shall not be so counted; (ii) if any Award (A) expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part (including as the result of shares of Common Stock subject to such Award being repurchased by the Company at the original issuance price pursuant to a contractual repurchase right) or (B) results in any Common Stock not being issued (including as a result of an independent SAR that was settleable either in cash or in stock actually being settled in cash), the unused Common Stock covered by such Award shall again be available for the grant of Awards; provided, however, in the case of Incentive Stock Options (as hereinafter defined), the foregoing shall be subject to any limitations under the Code; and provided further, in the case of independent SARs, that the full number of shares subject to any stock-settled SAR shall be counted against the shares available under the Plan and against the sub-limits listed in the first clause of this Section regardless of the number of shares actually used to settle such SAR upon exercise; (iii) shares of Common Stock tendered to the Company by a Participant to (A) purchase shares of Common Stock upon the exercise of an Award or (B) satisfy tax withholding obligations (including shares retained from the Award creating the tax obligation) shall not be added back to the number of shares available for the future grant of Awards; and (iv) shares of Common Stock repurchased by the Company on the open market using the proceeds from the exercise of an Award shall not increase the number of shares available for future grant of Awards.

(b) Sub-limits. Subject to adjustment under Section 9, the following sub-limits on the number of shares subject to Awards shall apply:

(1) Section 162(m) Per-Participant Limit. The maximum number of shares of Common Stock with respect to which Awards may be granted to any Participant under the Plan shall be 1,000,000 per calendar year. For purposes of the foregoing limit, the combination of an Option in tandem with an SAR (as each is hereafter defined) shall be treated as a single Award. The per-Participant limit described in this Section 4(b)(1) shall be construed and applied consistently with Section 162(m) of the Code or any successor provision thereto, and the regulations thereunder (“Section 162(m)”).

(2) Limit on Awards other than Options and SARS. The maximum number of shares with respect to which Awards other than Options and SARs may be granted shall be 600,000.

(c) Substitute Awards. In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Awards in substitution for any options or other stock or stock-based awards granted by such entity or an affiliate thereof. Substitute Awards may be granted on such terms as the Board deems appropriate in the circumstances, notwithstanding any limitations on Awards contained in the Plan. Substitute Awards shall not count against the overall share limit set forth in Section 4(a)(1) or any sub-limits contained in the Plan, except as may be required by reason of Section 422 and related provisions of the Code.

5.	Stock Options

(a) General. The Board may grant options to purchase Common Stock (each, an “Option”) and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the

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conditions and limitations applicable to the exercise of each Option, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable. An Option which is not intended to be an Incentive Stock Option (as hereinafter defined) shall be designated a “Nonstatutory Stock Option”.

(b) Incentive Stock Options. An Option that the Board intends to be an “incentive stock option” as defined in Section 422 of the Code (an “Incentive Stock Option”) shall only be granted to employees of the Company, any of the Company’s present or future parent or subsidiary corporations as defined in Section 424(e) or (f) of the Code, and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code, and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. The Company shall have no liability to a Participant, or any other party, if an Option (or any part thereof) that is intended to be an Incentive Stock Option is not an Incentive Stock Option or for any action taken by the Board, including without limitation the conversion of an Incentive Stock Option to a Nonstatutory Stock Option.

(c) Exercise Price. The Board shall establish the exercise price of each Option and specify such exercise price in the applicable option agreement. The exercise price shall be not less than 100% of the Fair Market Value (as defined below) on the date the Option is granted; provided that if the Board approves the grant of an Option with an exercise price to be determined on a future date, the exercise price shall be not less than 100% of the Fair Market Value on such future date.

(d) Duration of Options. Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable option agreement; provided, however, that no Option will be granted for a term in excess of 10 years.

(e) Exercise of Option. Options may be exercised by delivery to the Company of a written notice of exercise signed by the proper person or by any other form of notice (including electronic notice) approved by the Board together with payment in full as specified in Section 5(f) for the number of shares for which the Option is exercised.

(f) Payment Upon Exercise. Common Stock purchased upon the exercise of an Option granted under the Plan shall be paid for as follows:

(1) in cash or by check, payable to the order of the Company;

(2) except as the Board may otherwise provide in an option agreement, by (i) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price and any required tax withholding or (ii) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price and any required tax withholding;

(3) when the Common Stock is registered under the Securities Exchange Act of 1934 (the “Exchange Act”), by delivery of shares of Common Stock owned by the Participant valued at their fair market value as determined by (or in a manner approved by) the Board (“Fair Market Value”), provided (i) such method of payment is then permitted under applicable law, (ii) such Common Stock, if acquired directly from the Company, was owned by the Participant at least six months prior to such delivery and (iii) such Common Stock is not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements;

(4) to the extent permitted by applicable law and by the Board and provided for in the option agreement, by (i) delivery of a promissory note of the Participant to the Company on terms determined by the Board, or (ii) payment of such other lawful consideration as the Board may determine; or

(5) by any combination of the above permitted forms of payment.

(g) Limitation on Repricing. Unless such action is approved by the Company’s stockholders: (1) no outstanding Option granted under the Plan may be amended to provide an exercise price per share that is lower than the then-current exercise price per share of such outstanding Option (other than adjustments pursuant to

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Section 9) and (2) the Board may not cancel any outstanding Option (whether or not granted under the Plan) and grant in substitution therefor new Awards under the Plan covering the same or a different number of shares of Common Stock and having an exercise price per share lower than the then-current exercise price per share of the cancelled Option.

6.	Stock Appreciation Rights.

(a) General. A Stock Appreciation Right, or SAR, is an Award entitling the holder, upon exercise, to receive an amount in cash or Common Stock or a combination thereof (such form to be determined by the Board) determined in whole or in part by reference to appreciation, from and after the date of grant, in the fair market value of a share of Common Stock. SARs may be based solely on appreciation in the fair market value of Common Stock or on a comparison of such appreciation with some other measure of market growth such as (but not limited to) appreciation in a recognized market index. The date as of which such appreciation or other measure is determined shall be the exercise date unless another date is specified by the Board in the SAR Award.

(b) Grants. SARs may be granted in tandem with, or independently of, Options granted under the Plan.

(1) Tandem Awards. When SARs are expressly granted in tandem with Options, (i) the SAR will be exercisable only at such time or times, and to the extent, that the related Option is exercisable (except to the extent designated by the Board in connection with a Reorganization Event) and will be exercisable in accordance with the procedure required for exercise of the related Option; (ii) the SAR will terminate and no longer be exercisable upon the termination or exercise of the related Option, except to the extent designated by the Board in connection with a Reorganization Event and except that a SAR granted with respect to less than the full number of shares covered by an Option will not be reduced until the number of shares as to which the related Option has been exercised or has terminated exceeds the number of shares not covered by the SAR; (iii) the Option will terminate and no longer be exercisable upon the exercise of the related SAR; and (iv) the SAR will be transferable only with the related Option.

(2) Independent SARs. A SAR not expressly granted in tandem with an Option will become exercisable at such time or times, and on such conditions, as the Board may specify in the SAR Award.

(c) Exercise Price. The Board shall establish the exercise price of each SAR and specify it in the applicable SAR agreement. The exercise price shall not be less than 100% of the Fair Market Value on the date the SAR is granted; provided that if the Board approves the grant of a SAR with an exercise price to be determined on a future date, the exercise price shall be not less than 100% of the Fair Market Value on such future date.

(d) Duration of SARs. Each SAR shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable SAR agreement; provided, however, that no SAR will be granted with a term in excess of 10 years.

(e) Exercise of SARs. SARs may be exercised by delivery to the Company of a written notice of exercise signed by the proper person or by any other form of notice (including electronic notice) approved by the Board, together with any other documents required by the Board.

(f) Limitation on Repricing. Unless such action is approved by the Company’s stockholders: (1) no outstanding SAR granted under the Plan may be amended to provide a exercise price per share that is lower than the then-current exercise price per share of such outstanding SAR (other than adjustments pursuant to Section 9) and (2) the Board may not cancel any outstanding SAR (whether or not granted under the Plan) and grant in substitution therefor new Awards under the Plan covering the same or a different number of shares of Common Stock and having a exercise price per share lower than the then-current exercise price per share of the cancelled SAR.

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7.	Restricted Stock; Restricted Stock Units.

(a) General. The Board may grant Awards entitling recipients to acquire shares of Common Stock (“Restricted Stock”), subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award. Instead of granting Awards for Restricted Stock, the Board may grant Awards entitling the recipient to receive shares of Common Stock or cash to be delivered at the time such Award vests (“Restricted Stock Units”) (Restricted Stock and Restricted Stock Units are each referred to herein as a “Restricted Stock Award”).

(b) Terms and Conditions. The Board shall determine the terms and conditions of a Restricted Stock Award, including the conditions for repurchase (or forfeiture) and the issue price, if any.

(c) Additional Provisions Relating to Restricted Stock.

(1) Dividends. Participants holding shares of Restricted Stock will be entitled to all ordinary cash dividends paid with respect to such shares, unless otherwise provided by the Board. Unless otherwise provided by the Board, if any dividends or distributions are paid in shares, or consist of a dividend or distribution to holders of Common Stock other than an ordinary cash dividend, the shares, cash or other property will be subject to the same restrictions on transferability and forfeitability as the shares of Restricted Stock with respect to which they were paid. Each dividend payment will be made no later than the end of the calendar year in which the dividends are paid to shareholders of that class of stock or, if later, the 15th day of the third month following the date the dividends are paid to shareholders of that class of stock.

(2) Stock Certificates. Any stock certificates issued in respect of a Restricted Stock Award shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or if the Participant has died, to the beneficiary designated, in a manner determined by the Board, by a Participant to receive amounts due or exercise rights of the Participant in the event of the Participant’s death (the “Designated Beneficiary”). In the absence of an effective designation by a Participant, “Designated Beneficiary” shall mean the Participant’s estate.

(3) Additional Provisions Relating to Restricted Stock Units.

(a) Settlement. Upon the vesting of and/or lapsing of any other restrictions (i.e., settlement) with respect to each Restricted Stock Unit, the Participant shall be entitled to receive from the Company one share of Common Stock or an amount of cash equal to the Fair Market Value of one share of Common Stock, as provided in the applicable Award agreement. The Board may, in its discretion, provide that settlement of Restricted Stock Units shall be deferred, on a mandatory basis or at the election of the Participant.

(b) Voting Rights. A Participant shall have no voting rights with respect to any Restricted Stock Units.

(c) Dividend Equivalents. To the extent provided by the Board, in its sole discretion, a grant of Restricted Stock Units may provide Participants with the right to receive an amount equal to any dividends or other distributions declared and paid on an equal number of outstanding shares of Common Stock (“Dividend Equivalents”). Dividend Equivalents may be paid currently or credited to an account for the Participants, may be settled in cash and/or shares of Common Stock and may be subject to the same restrictions on transfer and forfeitability as the Restricted Stock Units with respect to which paid, as determined by the Board in its sole discretion, subject in each case to such terms and conditions as the Board shall establish, in each case to be set forth in the applicable Award agreement.

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8.	Other Stock-Based Awards.

Other Awards of shares of Common Stock, and other Awards that are valued in whole or in part by reference to, or are otherwise based on, shares of Common Stock or other property, may be granted hereunder to Participants (“Other Stock-Based Awards”). Such Other Stock-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan or as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock-Based Awards may be paid in shares of Common Stock or cash, as the Board shall determine. Subject to the provisions of the Plan, the Board shall determine the conditions of each Other Stock-Based Awards, including any purchase price applicable thereto.

9.	Adjustments for Changes in Common Stock and Certain Other Events.

(a) Changes in Capitalization. In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any dividend or distribution to holders of Common Stock other than an ordinary cash dividend, (i) the number and class of securities available under this Plan, (ii) the sub-limits and share counting rules set forth in Section 4(a) and Section 4(b), (iii) the number and class of securities and exercise price per share of each outstanding Option, (iv) the share- and per-share provisions and the exercise price of each SAR, (v) the number of shares subject to and the repurchase price per share subject to each outstanding Restricted Stock Award and (vi) the share- and per-share-related provisions and the purchase price, if any, of each outstanding Other Stock-Based Award, shall be equitably adjusted by the Company (or substituted Awards may be made, if applicable) in the manner determined by the Board. Without limiting the generality of the foregoing, in the event the Company effects a split of the Common Stock by means of a stock dividend and the exercise price of and the number of shares subject to an outstanding Option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then an optionee who exercises an Option between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such Option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

(b) Reorganization Events.

(1) Definition. A “Reorganization Event” shall mean: (a) any merger or consolidation of the Company with or into another entity as a result of which all of the Common Stock of the Company is converted into or exchanged for the right to receive cash, securities or other property or is cancelled, (b) any exchange of all of the Common Stock of the Company for cash, securities or other property pursuant to a share exchange transaction or (c) any liquidation or dissolution of the Company.

(2) Consequences of a Reorganization Event on Awards Other than Restricted Stock Awards. In connection with a Reorganization Event, the Board may take any one or more of the following actions as to all or any (or any portion of) outstanding Awards other than Restricted Stock Awards on such terms as the Board determines: (i) provide that Awards shall be assumed, or substantially equivalent Awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (ii) upon written notice to a Participant, provide that the Participant’s unexercised Awards will terminate immediately prior to the consummation of such Reorganization Event unless exercised by the Participant within a specified period following the date of such notice, (iii) provide that outstanding Awards shall become exercisable, realizable, or deliverable, or restrictions applicable to an Award shall lapse, in whole or in part prior to or upon such Reorganization Event, (iv) in the event of a Reorganization Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share surrendered in the Reorganization Event (the “Acquisition Price”), make or provide for a cash payment to a Participant equal to the excess, if any, of (A) the Acquisition Price times the number of shares of Common Stock subject to the Participant’s Awards (to the extent the exercise price does not exceed the Acquisition Price) over (B) the aggregate exercise price of all such outstanding Awards and any applicable tax withholdings, in exchange

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for the termination of such Awards, (v) provide that, in connection with a liquidation or dissolution of the Company, Awards shall convert into the right to receive liquidation proceeds (if applicable, net of the exercise price thereof and any applicable tax withholdings) and (vi) any combination of the foregoing. In taking any of the actions permitted under this Section 9(b), the Board shall not be obligated by the Plan to treat all Awards, all Awards held by a Participant, or all Awards of the same type, identically.

For purposes of clause (i) above, an Option shall be considered assumed if, following consummation of the Reorganization Event, the Option confers the right to purchase, for each share of Common Stock subject to the Option immediately prior to the consummation of the Reorganization Event, the consideration (whether cash, securities or other property) received as a result of the Reorganization Event by holders of Common Stock for each share of Common Stock held immediately prior to the consummation of the Reorganization Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if the consideration received as a result of the Reorganization Event is not solely common stock of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise of Options to consist solely of common stock of the acquiring or succeeding corporation (or an affiliate thereof) equivalent in value (as determined by the Board) to the per share consideration received by holders of outstanding shares of Common Stock as a result of the Reorganization Event.

(3) Consequences of a Reorganization Event on Restricted Stock Awards. Upon the occurrence of a Reorganization Event other than a liquidation or dissolution of the Company, the repurchase and other rights of the Company under each outstanding Restricted Stock Award shall inure to the benefit of the Company’s successor and shall, unless the Board determines otherwise, apply to the cash, securities or other property which the Common Stock was converted into or exchanged for pursuant to such Reorganization Event in the same manner and to the same extent as they applied to the Common Stock subject to such Restricted Stock Award. Upon the occurrence of a Reorganization Event involving the liquidation or dissolution of the Company, except to the extent specifically provided to the contrary in the instrument evidencing any Restricted Stock Award or any other agreement between a Participant and the Company, all restrictions and conditions on all Restricted Stock Awards then outstanding shall automatically be deemed terminated or satisfied.

10.	General Provisions Applicable to Awards

(a) Transferability of Awards. Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution or, other than in the case of an Incentive Stock Option, pursuant to a qualified domestic relations order, and, during the life of the Participant, shall be exercisable only by the Participant; provided, however, that the Board may permit or provide in an Award for the gratuitous transfer of the Award by the Participant to or for the benefit of any immediate family member, family trust or other entity established for the benefit of the Participant and/or an immediate family member thereof if, with respect to such proposed transferee, the Company would be eligible to use a Form S-8 for the registration of the sale of the Common Stock subject to such Award under the Securities Act of 1933, as amended; provided, further, that the Company shall not be required to recognize any such transfer until such time as the Participant and such permitted transferee shall, as a condition to such transfer, deliver to the Company a written instrument in form and substance satisfactory to the Company confirming that such transferee shall be bound by all of the terms and conditions of the Award. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

(b) Documentation. Each Award shall be evidenced in such form (written, electronic or otherwise) as the Board shall determine. Each Award may contain terms and conditions in addition to those set forth in the Plan.

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(c) Board Discretion. Except as otherwise provided by the Plan, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award need not be identical, and the Board need not treat Participants uniformly.

(d) Termination of Status. The Board shall determine the effect on an Award of the disability, death, termination or other cessation of employment, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, or the Participant’s legal representative, conservator, guardian or Designated Beneficiary, may exercise rights under the Award.

(e) Withholding. The Participant must satisfy all applicable federal, state, and local or other income and employment tax withholding obligations before the Company will deliver stock certificates or otherwise recognize ownership of Common Stock under an Award. The Company may decide to satisfy the withholding obligations through additional withholding on salary or wages. If the Company elects not to or cannot withhold from other compensation, the Participant must pay the Company the full amount, if any, required for withholding or have a broker tender to the Company cash equal to the withholding obligations. Payment of withholding obligations is due before the Company will issue any shares on exercise or release from forfeiture of an Award or, if the Company so requires, at the same time as is payment of the exercise price unless the Company determines otherwise. If provided for in an Award or approved by the Board in its sole discretion, a Participant may satisfy such tax obligations in whole or in part by delivery of shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value; provided, however, except as otherwise provided by the Board, that the total tax withholding where stock is being used to satisfy such tax obligations cannot exceed the Company’s minimum statutory withholding obligations (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income). Shares surrendered to satisfy tax withholding requirements cannot be subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

(f) Amendment of Award. The Board may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the Participant’s consent to such action shall be required unless (i) the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant’s rights under the Plan or (ii) the change is permitted under Section 9 hereof.

(g) Conditions on Delivery of Stock. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company’s counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

(h) Acceleration. The Board may at any time provide that any Award shall become immediately exercisable in full or in part, free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be.

(i) Performance Awards.

(1) Grants. Restricted Stock Awards and Other Stock-Based Awards under the Plan may be made subject to the achievement of performance goals pursuant to this Section 10(i) (“Performance Awards”), subject to the limit in Section 4(b) on shares covered by such grants.

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(2) Committee. Grants of Performance Awards to any Covered Employee intended to qualify as “performance-based compensation” under Section 162(m) (“Performance-Based Compensation”) shall be made only by a Committee (or subcommittee of a Committee) comprised solely of two or more directors eligible to serve on a committee making Awards qualifying as “performance-based compensation” under Section 162(m). In the case of such Awards granted to Covered Employees, references to the Board or to a Committee shall be deemed to be references to such Committee or subcommittee. “Covered Employee” shall mean any person who is, or whom the Committee, in its discretion, determines may be, a “covered employee” under Section 162(m)(3) of the Code.

(3) Performance Measures. For any Award that is intended to qualify as Performance-Based Compensation, the Committee shall specify that the degree of granting, vesting and/or payout shall be subject to the achievement of one or more objective performance measures established by the Committee, which shall be based on the relative or absolute attainment of specified levels of one or any combination of the following: net income, earnings before or after discontinued operations, interest, taxes, depreciation and/or amortization, operating profit before or after discontinued operations and/or taxes, sales, sales growth, earnings growth, cash flow or cash position, gross margins, stock price, market share, return on sales, assets, equity or investment, improvement of financial ratings, achievement of balance sheet or income statement objectives or total shareholder return, and may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated. The Committee may specify that such performance measures shall be adjusted to exclude any one or more of (i) extraordinary items, (ii) gains or losses on the dispositions of discontinued operations, (iii) the cumulative effects of changes in accounting principles, (iv) the writedown of any asset, and (v) charges for restructuring and rationalization programs. Such performance measures: (i) may vary by Participant and may be different for different Awards; (ii) may be particular to a Participant or the department, branch, line of business, subsidiary or other unit in which the Participant works and may cover such period as may be specified by the Committee; and (iii) shall be set by the Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m). Awards that are not intended to qualify as Performance-Based Compensation may be based on these or such other performance measures as the Board may determine.

(4) Adjustments. Notwithstanding any provision of the Plan, with respect to any Performance Award that is intended to qualify as Performance-Based Compensation, the Committee may adjust downwards, but not upwards, the cash or number of Shares payable pursuant to such Award, and the Committee may not waive the achievement of the applicable performance measures except in the case of the death or disability of the Participant or a change in control of the Company.

(5) Other. The Committee shall have the power to impose such other restrictions on Performance Awards as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for Performance-Based Compensation.

11.	Miscellaneous

(a) No Right To Employment or Other Status. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

(b) No Rights As Stockholder. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder of such shares.

(c) Effective Date and Term of Plan. The Plan shall become effective on the date the Plan is approved by the Company’s stockholders (the “Effective Date”). No Awards shall be granted under the Plan after the expiration of 10 years from the Effective Date, but Awards previously granted may extend beyond that date.

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(d) Amendment of Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time provided that (i) to the extent required by Section 162(m), no Award granted to a Participant that is intended to comply with Section 162(m) after the date of such amendment shall become exercisable, realizable or vested, as applicable to such Award, unless and until such amendment shall have been approved by the Company’s stockholders if required by Section 162(m) (including the vote required under Section 162(m)); (ii) no amendment that would require stockholder approval under the rules of the NASDAQ Stock Market (“NASDAQ”) may be made effective unless and until such amendment shall have been approved by the Company’s stockholders; and (iii) if the NASDAQ amends its corporate governance rules so that such rules no longer require stockholder approval of “material amendments” to equity compensation plans, then, from and after the effective date of such amendment to the NASDAQ rules, no amendment to the Plan (A) materially increasing the number of shares authorized under the Plan (other than pursuant to Section 4(c) or 9), (B) expanding the types of Awards that may be granted under the Plan, or (C) materially expanding the class of participants eligible to participate in the Plan shall be effective unless stockholder approval is obtained. In addition, if at any time the approval of the Company’s stockholders is required as to any other modification or amendment under Section 422 of the Code or any successor provision with respect to Incentive Stock Options, the Board may not effect such modification or amendment without such approval. Unless otherwise specified in the amendment, any amendment to the Plan adopted in accordance with this Section 11(d) shall apply to, and be binding on the holders of, all Awards outstanding under the Plan at the time the amendment is adopted, provided the Board determines that such amendment does not materially and adversely affect the rights of Participants under the Plan. No Award shall be made that is conditioned upon stockholder approval of any amendment to the Plan.

(e) Provisions for Foreign Participants. The Board may modify Awards granted to Participants who are foreign nationals or employed outside the United States or establish subplans or procedures under the Plan to recognize differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters.

(f) Compliance with Code Section 409A. No Award shall provide for deferral of compensation that does not comply with Section 409A of the Code, unless the Board, at the time of grant, specifically provides that the Award is not intended to comply with Section 409A of the Code. The Company shall have no liability to a Participant, or any other party, if an Award that is intended to be exempt from, or compliant with, Section 409A is not so exempt or compliant or for any action taken by the Board.

(g) Governing Law. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, without regard to any applicable conflicts of law principles.

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Exhibit B

AMERICAN SUPERCONDUCTOR CORPORATION

2007 DIRECTOR STOCK PLAN

1.	Purpose.

The purpose of this 2007 Director Stock Option Plan (the “Plan”) of American Superconductor Corporation (the “Company”) is to encourage stock ownership in the Company by outside directors of the Company whose continued services are considered essential to the Company’s future success and to provide them with a further incentive to remain as directors of the Company.

2.	Administration.

(a) Administration by Board. The Company’s Board of Directors (the “Board”) shall supervise and administer the Plan. Grants of stock options and stock awards under the Plan and the amount and nature of the options and awards to be granted shall be automatic in accordance with Section 5. The Board shall have authority to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Board may construe and interpret the terms of the Plan and any options and awards granted under the Plan. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any option or award in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. All decisions by the Board shall be made in the Board’s sole discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any option or award. No director or person acting pursuant to the authority delegated by the Board shall be liable for any action or determination relating to or under the Plan made in good faith.

(b) Delegation. To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board. All references in the Plan to the “Board” shall mean the Board or a committee of the Board to the extent that the Board’s powers or authority under the Plan have been delegated to such committee.

3.	Participation in the Plan.

Directors of the Company who are not full-time employees of the Company or any subsidiary of the Company (“Outside Directors”) shall be eligible to receive options and stock awards under the Plan, except that Directors of the Company who are representatives of an equity holder of the Company shall not be eligible to receive options or awards under the Plan.

4.	Stock Subject to the Plan.

(a) Shares Issuable. The maximum number of shares of the Company’s common stock, par value $.01 per share (“Common Stock”), which may be issued under the Plan shall be 300,000 shares, subject to adjustment as provided in Section 7.

(b) Reissuance of Shares. If any outstanding option under the Plan for any reason expires or is terminated, surrendered, or cancelled without having been exercised in full, the shares covered by the unexercised portion of such option shall again become available for issuance pursuant to the Plan.

(c) Non-Statutory Options. All options granted under the Plan shall be non-statutory options and not entitled to special tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

(d) Unissued and Treasury Shares. Shares of Common Stock issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

5.	Director Option and Award Grants; Terms of Director Options.

(a) Director Option Grants. The Company shall grant options or awards to Outside Directors under the Plan as follows:

(i) Initial Option Grants to Outside Directors. An option to purchase 20,000 shares of Common Stock shall be granted automatically to each Outside Director first elected to the Board after the date of the approval of the Plan by the stockholders of the Company, upon the date of his or her initial election to the Board.

(ii) Stock Awards to Outside Directors. An award of 5,000 shares of Common Stock shall be granted automatically, on the third business day following the date of each Annual Meeting of Stockholders of the Company, to each person serving as an Outside Director of the Company on the date of such grant, provided that such Outside Director has served on the Board for at least one full calendar year prior to the date of such grant. The shares of Common Stock covered by such award shall be fully vested and not subject to any repurchase rights or other contractual restrictions.

(b) Terms of Director Options. Each option granted pursuant to Section 5(a)(i) shall be evidenced by a written agreement in such form as the President or the Executive Vice President, Corporate Development shall from time to time approve, which agreements shall comply with and be subject to the following terms and conditions:

(i) Option Exercise Price. The option exercise price per share for each option granted under the Plan shall be equal to the fair market value per share of Common Stock on the date of grant, which shall be determined as follows: (i) if the Common Stock is listed on the Nasdaq Global Market or another nationally recognized exchange or trading system as of the date on which a determination of fair market value is to be made, the fair market value per share shall be deemed to be the last reported sale price per share of Common Stock thereon on such date (or, if no such price is reported on such date, such price on the nearest preceding date on which such a price is reported); and (ii) if the Common Stock is not listed on the Nasdaq Global Market or another nationally recognized exchange or trading system as of the date on which a determination of fair market value is to be made, the fair market value per share shall be as determined by the Board.

(ii) Transferability of Options. Subject to clause (vi) below, except as the Board may otherwise determine, options shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the optionee, shall be exercisable only by the optionee; provided, however, that the Board may permit or provide in an option for the gratuitous transfer of such option by the applicable Outside Director to or for the benefit of any immediate family member, family trust or other entity established for the benefit of the Participant and/or an immediate family member thereof if, with respect to such proposed transferee, the Company would be eligible to use a Form S-8 for the registration of the sale of the Common Stock subject to such option under the Securities Act of 1933, as amended; provided, further, that the Company shall not be required to recognize any such transfer until such time as the applicable Outside Director and such permitted transferee shall, as a condition to such transfer, deliver to the Company a written instrument in form and substance satisfactory to the Company confirming that such transferee shall be bound by all of the terms and conditions of the option.

(iii) Vesting Period.

(A) General. Each option granted pursuant to Section 5(a)(i) shall become exercisable in equal annual installments over a two year period following the date of grant.

(B) Acceleration Upon a Change in Control. Notwithstanding the foregoing, each outstanding option granted pursuant to Section 5(a)(i) shall immediately become exercisable in full in the event a Change in Control of the Company (as defined in this subsection) occurs. For purposes of the Plan, a “Change in Control of the Company” shall occur or be deemed to have occurred only if (i) any “person”, as such term is used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934, as

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amended (the “Exchange Act”) (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company), is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities; (ii) during any period of two consecutive years ending during the term of any option agreement issued under the Plan, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect any transaction described in clause (i), (iii) or (iv) of this subsection (B)) whose election by the Board of Directors or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the directors then still in office who were either directors at the beginning of the period or whose election or whose nomination for election was previously so approved, cease for any reason to constitute a majority of the Board of Directors; (iii) the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or there occurs the sale or disposition by the Company of all or substantially all of the Company assets.

(iv) Termination. Each option shall terminate, and may no longer be exercised, on the earlier of the (i) the date ten years after the date of grant or (ii) the date 60 days after the optionee ceases to serve as a director of the Company for any reason, whether by death, resignation, removal or otherwise.

(v) Exercise Procedure. Options may be exercised only by written notice to the Company at its principal office accompanied by (i) payment in cash or by certified or bank check of the full consideration for the shares as to which they are exercised or (ii) an irrevocable undertaking, in form and substance satisfactory to the Company, by a broker to deliver promptly to the Company sufficient funds to pay the exercise price or (iii) delivery of irrevocable instructions, in form and substance satisfactory to the Company, to a broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price.

(vi) Exercise by Representative Following Death of Director. An optionee, by written notice to the Company, may designate one or more persons (and from time to time change such designation), including his or her legal representative, who, by reason of the optionee’s death, shall acquire the right to exercise all or a portion of the option. If the person or persons so designated wish to exercise any portion of the option, they must do so within the term of the option as provided herein. Any exercise by a representative shall be subject to the provisions of the Plan.

6.	Limitation of Rights.

(a) No Right to Continue as a Director. Neither the Plan, nor the granting of an option nor any other action taken pursuant to the Plan, shall constitute or be evidence of any agreement or understanding, express or implied, that the optionee shall be entitled to continue as a director for any period of time.

(b) No Stockholder Rights for Options. An optionee shall have no rights as a stockholder with respect to the shares covered by his or her option until the date of the issuance to him or her of a stock certificate therefor, and no adjustment will be made for dividends or other rights (except as provided in Section 7) for which the record date is prior to the date such certificate is issued. Notwithstanding the foregoing, in the event the Company effects a split of the Common Stock by means of a stock dividend, and the distribution date (i.e., the date on which the closing market price of the Common Stock on a stock exchange or trading system is adjusted to reflect

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the split) is subsequent to the record date for such stock dividend, an optionee who exercises an option between the close of business on such record date and the close of business on such distribution date shall be entitled to receive the stock dividend with respect to the shares of Common Stock acquired upon such option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on such record date.

(c) Compliance with Securities Laws. Each option and stock award shall be subject to the requirement that if, at any time, counsel to the Company shall determine that the listing, registration or qualification of the shares subject to such option or stock award upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, or the disclosure of non-public information or the satisfaction of any other condition is necessary as a condition to, or in connection with, the issuance or purchase of shares thereunder, such option may not be exercised, in whole or in part, and such stock award shall not be granted, unless such listing, registration, qualification, consent or approval, or satisfaction of such condition shall have been effected or obtained on conditions acceptable to the Board.

7.	Adjustments for Changes in Capitalization and Reorganization Events.

(a) Changes in Capitalization. In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any dividend or distribution to holders of Common Stock other than an ordinary cash dividend, (i) the number and class of securities available under the Plan, and (ii) the number and class of securities and exercise price per share of each outstanding option and each option issuable under Section 5(a) shall be equitably adjusted by the Company in the manner determined by the Board. Without limiting the generality of the foregoing, in the event the Company effects a split of the Common Stock by means of a stock dividend and the exercise price of and the number of shares subject to an outstanding option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then an optionee who exercises an option between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

(b) Reorganization Events.

(i) Definition. A “Reorganization Event” shall mean: (a) any merger or consolidation of the Company with or into another entity as a result of which all of the Common Stock of the Company is converted into or exchanged for the right to receive cash, securities or other property or is cancelled, (b) any exchange of all of the Common Stock of the Company for cash, securities or other property pursuant to a share exchange transaction or (c) any liquidation or dissolution of the Company.

(ii) Consequences of a Reorganization Event on Options. In connection with a Reorganization Event, the Board may take any one or more of the following actions as to all or any (or any portion of) outstanding options on such terms as the Board determines: (i) provide that the options shall be assumed, or substantially equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (ii) upon written notice to an optionee, provide that the optionees’ unexercised options will terminate immediately prior to the consummation of such Reorganization Event unless exercised by the optionee within a specified period following the date of such notice, (iii) provide that outstanding options shall become exercisable, in whole or in part, prior to or upon such Reorganization Event, (iv) in the event of a Reorganization Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share surrendered in the Reorganization Event (the “Acquisition Price”), make or provide for a cash payment to a Participant equal to the excess, if any, of (A) the Acquisition Price times the number of shares of Common Stock subject to the optionees’ options (to the extent the exercise price does not exceed the Acquisition Price) over (B) the aggregate exercise price of such outstanding options and any applicable tax withholdings, in exchange for the termination of such options, (v) provide

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that, in connection with a liquidation or dissolution of the Company, Awards shall convert into the right to receive liquidation proceeds (if applicable, net of the exercise price thereof and any applicable tax withholdings) and (vi) any combination of the foregoing.

8.	Amendment, Modification or Termination of Options.

(a) Amendment, Modification or Termination. The Board may amend, modify or terminate any outstanding option, including but not limited to, substituting therefor another option of the same or a different type and changing the date of exercise or realization. A Outside Director’s consent to such action shall be required unless (i) the Board determines that the action, taking into account any related action, would not materially and adversely affect the Outside Director’s rights under the Plan or (ii) the change is permitted under Section 7 hereof.

(b) Required Stockholder Approval. Unless such action is approved by the Company’s stockholders: (1) no outstanding option granted under the Plan may be amended to provide an exercise price per share that is lower than the then-current exercise price per share of such outstanding option (other than adjustments pursuant to Section 7) and (2) the Board may not cancel any outstanding option (whether or not granted under the Plan) and grant in substitution therefor new options under the Plan covering the same or a different number of shares of Common Stock and having an exercise price per share lower than the then-current exercise price per share of the cancelled option.

9.	Termination and Amendment of the Plan.

The Board may suspend, terminate or discontinue the Plan or amend it in any respect whatsoever; provided, however, that without approval of the stockholders of the Company, no amendment may (i) increase the number of shares subject to the Plan (except as provided in Section 7), or (ii) effect any action which requires approval of the stockholders pursuant to the rules or requirements of the Nasdaq Stock Market (“Nasdaq”) or any other exchange on which the Common Stock of the Company is listed. No amendment that would require stockholder approval under Nasdaq rules may be made effective unless and until such amendment shall have been approved by the Company’s stockholders. If Nasdaq amends its corporate governance rules so that such rules no longer require stockholder approval of “material amendments” to equity compensation plans, then, from and after the effective date of such amendment to the Nasdaq rules, no amendment to the Plan (A) materially increasing the number of types of shares authorized under the Plan, (B) expanding the types of options or stock awards that may be granted under the Plan, or (C) materially expanding the class of participants eligible to participate in the Plan shall be effective unless stockholder approval is obtained. In addition, if at any time the approval of the Company’s stockholders is required as to any other modification or amendment under Section 422 of the Code or any successor provision with respect to Incentive Stock Options, the Board may not effect such modification or amendment without such approval. Unless otherwise specified in the amendment, any amendment to the Plan adopted in accordance with this Section 9 shall apply to, and be binding on the holders of, all options and awards outstanding under the Plan at the time the amendment is adopted, provided the Board determines that such amendment does not materially and adversely affect the rights of participants under the Plan.

10.	Notice.

Any written notice to the Company required by any of the provisions of the Plan shall be addressed to the Treasurer of the Company and shall become effective when it is received.

11.	Governing Law.

The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Delaware.

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12.	Stockholder Approval; Effective Date.

The Plan shall become effective on the date the Plan is approved by the Company’s stockholders (the “Effective Date”). No options or stock awards shall be granted under the Plan after the expiration of ten years from the Effective Date, but options previously granted may extend beyond that date.

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PROXY	PROXY

AMERICAN SUPERCONDUCTOR CORPORATION

Proxy for the Annual Meeting of Stockholders to be held on August 3, 2007

This Proxy is Solicited on Behalf of the Board of Directors of the Company

The undersigned, revoking all prior proxies, hereby appoint(s) Gregory J. Yurek, Terry M. Winter and Patrick J. Rondeau, and each of them, with full power of substitution, as proxies to represent and vote, as designated herein, all shares of stock of American Superconductor Corporation (the “Company”) which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held at the Company’s offices located at Jackson Technology Park, 64 Jackson Road, Devens, MA 01434, on Friday, August 3, 2007, at 8:00 a.m., local time, and at any adjournment thereof (the “Meeting”).

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this proxy will be voted FOR all proposals. Attendance of the undersigned at the Meeting or at any adjournment thereof will not be deemed to revoke this proxy unless the undersigned shall revoke this proxy in writing or shall deliver a subsequently dated proxy to the Secretary of the Company or shall vote in person at the Meeting.

(Continued, and to be signed, on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF

AMERICAN SUPERCONDUCTOR CORPORATION

August 3, 2007

PROXY VOTING INSTRUCTIONS

MAIL – Date, sign and mail your proxy card in the envelope provided as soon as possible.	COMPANY NUMBER
- or -
INTERNET – Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page.	ACCOUNT NUMBER

You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the meeting date.

¯Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet.¯

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. To elect the seven (7) directors listed below for the ensuing year.		2. To approve the 2007 Stock Incentive Plan and the reservation of 3,000,000 shares of common stock for issuance thereunder.	FOR ☐	AGAINST ☐	ABSTAIN ☐

☐ FOR ALL NOMINEES ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES ☐ FOR ALL EXCEPT (See instructions below)	NOMINEES o Gregory J. Yurek o Vikram S. Budhraja o Peter O. Crisp o Richard Drouin o David R. Oliver, Jr. o John B. Vander Sande o John W. Wood, Jr.	3. To approve the 2007 Director Stock Plan and the reservation of 300,000 shares of common stock for issuance thereunder.	FOR ☐	AGAINST ☐	ABSTAIN ☐

		4. To ratify the selection by the Audit Committee of the Board of Directors of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the current fiscal year.	FOR ☐	AGAINST ☐	ABSTAIN ☐

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: •

      In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Meeting or any adjournment thereof.

      PLEASE FILL IN, DATE, SIGN AND MAIL THIS PROXY IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐		Check here if the Securities and Exchange Commission’s “householding” rule applies to you and you wish to continue receiving separate proxy materials without participating in the rule. ☐

Signature of Stockholder Date: Signature of Stockholder Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If the signer is a partnership, please sign in partnership name by authorized person.